SUB-ITEM 77M

                        AIM INVESTMENTS SECURITIES FUNDS

                            SECRETARY'S CERTIFICATE

           I, Jim Coppedge, Assistant Secretary of AIM Investments Securities Funds ("AIS"), a Delaware business trust, DO HEREBY CERTIFY on this date in connection with the Agreement and Plan of Reorganization, dated as of December 7, 1999, (the "Agreement"), between AIS and AIM Funds Group, a Delaware business trust, as follows:

           Attached hereto as Exhibit A is a true and correct copy of certain resolutions adopted by the Board of Trustees of AIS at a meeting thereof held on December 7-8, 1999, and said resolutions have not been altered, amended or rescinded, and remain in full force and effect as of the date hereof.

           IN WITNESS WHEREOF, I have signed this Certificate as of the 24th day of August, 2000.


                                           AIM INVESTMENT SECURITIES FUNDS



                                           By: /s/ Jim Coppedge
                                              -----------------------------
                                                   Jim Coppedge
                                                   Assistant Secretary

                                   EXHIBIT A

Resolutions of the Board of Trustees of AIM Investment Securities Funds adopted at a meeting of the Board held on December 7-8, 2000.

    RESOLVED, that the Board of Trustees of each of AFG and AIS, each a Delaware business trust, deems it advisable for AIS to acquire all of the assets and assume all of the liabilities of the five series portfolios of AFG indicated on the following chart (each, a "Current Fund"):

    Current Fund                           Corresponding New Fund

    AIM Funds Group                        AIM Investment Securities Funds
      AIM High Yield Fund                    AIM High Yield Fund
      AIM Intermediate Government Fund       AIM Intermediate Government Fund
      AIM Income Fund                        AIM Income Fund
      AIM Money Market Fund                  AIM Money Market Fund
      AIM Municipal Bond Fund                AIM Municipal Bond Fund;

    FURTHER RESOLVED, that the Boards have determined that such transaction is in the best interests of AFG and AIS and their shareholders and that such transaction will not dilute the interests of the existing shareholders of the Current Funds;

    FURTHER RESOLVED, that the proposed Agreement and Plan of Reorganization is determined to be advisable on the terms and conditions set forth therein and is hereby approved and adopted in the form presented to this meeting;

    FURTHER RESOLVED, that in accordance with the terms of the Agreement and Plan of Reorganization, all of the assets of each Current Fund shall be transferred to a corresponding new series portfolio (each, a "New Fund") of AIS identified above, in consideration of the assumption by each New Fund of the corresponding Current Fund's liabilities and the issuance by each New Fund of its shares with an aggregate value equal to the aggregate net assets of the Current Fund transferred to it;

    FURTHER RESOLVED, that the shares of each New Fund issued to Current Fund shareholders shall have the same class designation as the shares of the corresponding Current Fund;

    FURTHER RESOLVED, that the value of the shares of each New Fund to be issued upon receipt of the corresponding Current Fund's assets shall be the net asset value of the corresponding Current Fund's assets next determined, in accordance with the corresponding Current Fund's prospectus then in effect upon receipt of the corresponding Current Fund's assets;

    FURTHER RESOLVED, that upon issuance of the shares of each New Fund to Current Fund shareholders after receipt of the corresponding Current Fund's assets, such New Fund shares issued to Current Fund shareholders shall be validly issued, fully paid and nonassessable;

    FURTHER RESOLVED, that such Agreement and Plan of Reorganization shall be submitted to the shareholders of the Current Funds for their approval;

    FURTHER RESOLVED, that the proper officers of AFG and AIS be, and hereby are, authorized, empowered and directed, for and on behalf of each of AFG and AIS, to execute, deliver and, subject to approval by the shareholders of the Current Funds and satisfaction of other closing conditions, perform the Agreement and Plan of Reorganization, with any such changes as such officers may deem necessary or appropriate upon consultation with counsel to AFG and AIS; and

    FURTHER RESOLVED, that the proper officers of AFG and AIS are hereby authorized to take any and all such further actions and to execute and deliver any and all such further documents and instruments as they may determine to be necessary and advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions.

                                                                   SUB-ITEM 77M

                                    MERGERS

                        AIM INVESTMENT SECURITIES FUNDS


On May 3, 2000, at a Special Meeting for Shareholders of AIM Funds Group (the "Company"), shareholders approved an Agreement and Plan of Reorganization ("Agreement") that provided for the reorganization of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund (the "Current Funds") into new series portfolios of AIM Investment Securities Funds (the "Trust") (the "Reorganization").

The Board of Trustees of the Trust established five additional series portfolios corresponding to the Current Funds (each a "New Fund"), and designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund classes.

The Reorganizations occurred through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund assumed all of the liabilities of the corresponding Current Fund, and issued to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

For a more detailed discussion on the merger, please see the attached proxy statement (attached hereto as Attachment A).

                                                                   ATTACHMENT A
                                AIM FUNDS GROUP

                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                             AIM SELECT GROWTH FUND
                                 AIM VALUE FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

TO THE SHAREHOLDERS:

     AIM Funds Group (the trust) is holding a special meeting of shareholders on Wednesday, May 3, 2000 at 3:00 p.m., Central time. The place of the meeting is the trust's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The trust, a Delaware business trust, consists of the following series portfolios: AIM Balanced Fund, AIM Global Utilities Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Select Growth Fund and AIM Value Fund. This proxy statement relates to all of these series portfolios (together, the funds).

     The purposes of the meeting are as follows:

(1) To elect ten trustees, each of whom will serve until his or her successor is elected and qualified.

(2) To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund into new series portfolios of AIM Investment Securities Funds having the same investment objectives and policies.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To approve changing the fundamental investment restrictions of all funds.

(5) To approve changing the investment objectives of AIM Balanced Fund, AIM Global Utilities Fund, AIM Income Fund, AIM Intermediate Gov-
ernment Fund, AIM Municipal Bond Fund, AIM Select Growth Fund and AIM Value Fund and making them non-fundamental.

(6) To approve changing the investment objective of AIM Money Market Fund so that it is non-fundamental.

(7) To ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

(8) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of a fund as of the close of business on February 18, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the trust by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                            /s/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary

March 9, 2000

                                AIM FUNDS GROUP

                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                             AIM SELECT GROWTH FUND
                                 AIM VALUE FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                           Toll Free: (800) 454-0327

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                              DATED MARCH 9, 2000

--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the Board) of AIM Funds Group (the trust) is sending you this proxy statement and the enclosed proxy card (or cards) on behalf of the nine separate series portfolios of the trust listed above (together, the funds). The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the trust (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the trust's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Wednesday, May 3, 2000. If you expect to attend the meeting in person, please notify the trust by calling 1-800-952-3502.

WHAT PROPOSALS APPLY TO MY FUND?

     The following table summarizes each proposal to be presented at the meeting and the funds whose shareholders the Board is soliciting with respect to each proposal:

                     PROPOSAL                               AFFECTED FUNDS
                     --------                               --------------
1.   Electing trustees                                        All funds
2.   Approving an Agreement and Plan of         AIM High Yield Fund (High Yield), AIM
     Reorganization                             Income Fund (Income), AIM Intermediate
                                                    Government Fund (Intermediate
                                                  Government), AIM Money Market Fund
                                                (Money Market) and AIM Municipal Bond
                                                        Fund (Municipal Bond)
3.   Approving a new advisory agreement with                  All funds
     A I M Advisors, Inc.
4.   Changing the funds' fundamental                          All funds
     investment restrictions
5.   Changing investment objectives and        AIM Balanced Fund (Balanced), AIM Global
     making them non-fundamental                  Utilities Fund (Global Utilities),
                                                   Income, Intermediate Government,
                                                Municipal Bond, AIM Select Growth Fund
                                                  (Select Growth) and AIM Value Fund
                                                               (Value)
6.   Changing the investment objective of                    Money Market
     Money Market so that it is
     non-fundamental
7.   Ratifying the Board's selection of                       All funds
     independent accountants
8.   Considering other matters                                All funds

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about March 9, 2000 to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest of any class of a fund at the close of business on February 18, 2000 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of each fund is in Appendix A. Each share of beneficial interest of a fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that fund (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham, Gary T. Crum and Lewis F. Pennock as proxies. If you properly fill in your proxy card and send it to the trust in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 7 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the trust's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone if you are contacted by Shareholder Communications Corporation.

  Voting on the Internet

     You may also vote your shares on the Internet at the funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Agreement and Declaration of Trust of the trust requires the separate approval of one or more classes or series of the shares of the trust, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 7 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4, 5, 6 or 8 (approving an Agreement and Plan of Reorganization for High Yield, Income, Intermediate Government, Money Market and Municipal Bond; approving a new advisory agreement for your fund; changing your fund's investment restrictions; changing the investment objectives of Balanced, Global Utilities, Income, Intermediate Government, Municipal Bond, Select Growth and Value and making them non-fundamental; changing the investment objective of Money Market so that it is non-fundamental; and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4, 5, 6 or 8 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election of trustees, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding shares of each applicable fund entitled to vote at the meeting is required to approve the Agreement and Plan of Reorganization which provides for the reorganization of High Yield, Income, Intermediate Government, Money Market and Municipal Bond into new series portfolios of AIM Investment Securities Funds having the same investment objectives and policies (Proposal 2). Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposal 2.

     The affirmative vote of a majority of the outstanding voting securities of each fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to:

     - approve the funds' new advisory agreement (Proposal 3);

     - approve new fundamental investment restrictions for the funds (Proposal
       4);

     - change the investment objectives of Balanced, Global Utilities, Income, Intermediate Government, Municipal Bond, Select Growth and Value and make them non-fundamental (Proposal 5); and

     - make the investment objective of Money Market non-fundamental (Proposal
       6).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 3 through 6.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 7). For Proposal 7, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739, OR BY CALLING 1-800-347-4246.

                       PROPOSAL 1:  ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF TRUSTEES?

     Proposal 1 applies to all shareholders of all funds.

WHO ARE THE NOMINEES FOR TRUSTEE?

     For election of trustees at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of the trust, as defined in the 1940 Act (the independent trustees), may recommend.

     All of the nominees presently are trustees of the trust. The nominees serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serves as a director or trustee, and officer of other open-end and closed-end management investment companies managed or advised by AIM. No trustee or nominee is a party adverse to the trust or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the trust.

     The following table sets forth information concerning the nominees:

                                                       PRINCIPAL OCCUPATION DURING PAST
NAME, ADDRESS AND AGE               TRUSTEE SINCE                  5 YEARS
---------------------             ------------------   --------------------------------
+*Charles T. Bauer (81)           May 5, 1993          Director and Chairman, A I M
11 Greenway Plaza                                      Management Group Inc.; A I M
Suite 100                                              Advisors, Inc., A I M Capital
Houston, TX 77046-1173                                 Management, Inc.; A I M
                                                       Distributors, Inc.; A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company; and
                                                       Executive Vice Chairman and
                                                       Director, AMVESCAP PLC.
+Bruce L. Crockett (55)           May 5, 1993          Director, ACE Limited (insurance
906 Frome Lane                                         company). Formerly, Director,
McLean, VA 22102                                       President and Chief Executive
                                                       Officer, COMSAT Corporation; and
                                                       Chairman, Board of Governors of
                                                       INTELSAT (international
                                                       communications company)
+Owen Daly II (75)                May 5, 1993          Formerly, Director, Cortland
Six Blythewood Road                                    Trust Inc. (investment company),
Baltimore, MD 21210                                    CF & I Steel Corp., Monumental
                                                       Life Insurance Company and
                                                       Monumental General Insurance
                                                       Company; and Chairman of the
                                                       Board of Equitable
                                                       Bancorporation.
Edward K. Dunn, Jr. (64)          March 10, 1998       Chairman of the Board of
2 Hopkins Plaza                                        Directors, Mercantile Mortgage
8th Floor, Suite 805                                   Corporation. Formerly, Vice
Baltimore, MD 21201                                    Chairman of the Board of
                                                       Directors and President and
                                                       Chief Operating Officer,
                                                       Mercantile-Safe Deposit & Trust
                                                       Co.; and President, Mercantile
                                                       Bankshares.
Jack M. Fields (48)               March 11, 1997       Chief Executive Officer, Texana
Jetero Plaza, Suite E                                  Global, Inc. (foreign trading
8810 Will Clayton Parkway                              company) and Twenty First
Humble, TX 77338                                       Century Group, Inc. (a
                                                       governmental affairs company);
                                                       and Director, Telscape
                                                       International and Administaff.
                                                       Formerly, Member of the U.S.
                                                       House of Representatives.

+ Does not include years of service as a director or trustee of any predecessor funds.

* Mr. Bauer is an interested person of AIM and the trust, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

                                                       PRINCIPAL OCCUPATION DURING PAST
NAME, ADDRESS AND AGE               TRUSTEE SINCE                  5 YEARS
---------------------             ------------------   --------------------------------
+**Carl Frischling (63)           May 5, 1993          Partner, Kramer Levin Naftalis &
919 Third Avenue                                       Frankel LLP (law firm). Formerly
New York, NY 10022                                     Partner, Reid & Priest (law
                                                       firm).

***Robert H. Graham (53)          May 10, 1994         Director, President and Chief
11 Greenway Plaza                                      Executive Officer, A I M
Suite 100                                              Management Group Inc.; Director
Houston, TX 77046-1173                                 and President, A I M Advisors,
                                                       Inc.; Director and Senior Vice
                                                       President, A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company; and Director
                                                       and Chief Executive Officer,
                                                       Managed Products, AMVESCAP PLC.

Prema Mathai-Davis (49)           September 10, 1998   Chief Executive Officer, YWCA of
350 Fifth Avenue, Suite 301                            the U.S.A.
New York, NY 10118

+Lewis F. Pennock (57)            May 5, 1993          Partner, Pennock & Cooper (law
6363 Woodway, Suite 825                                firm).
Houston, TX 77057

+Louis S. Sklar (60)              May 5, 1993          Executive Vice President,
The Williams Tower                                     Development and Operations,
50th Floor                                             Hines Interests Limited
2800 Post Oak Boulevard                                Partnership (real estate
Houston, TX 77056                                      development).

+ Does not include years of service as a director or trustee of any predecessor funds.

** Mr. Frischling is an interested person of the trust, as defined in the 1940 Act, primarily because of payments received by his law firm from the trust for services to the independent trustees of the trust.

*** Mr. Graham is an interested person of AIM and the trust, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the trust for these services and the overall level of the funds' operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders. Currently, seven of the trust's ten trustees have been elected by shareholders. As trustees retire, resign or otherwise cease their service as trustees in the future, the trust may be unable to fill the vacancies created by such action because three of the trust's ten trustees have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when trustees cease their service as trustees, and in light of the fact that only seven of the trust's trustees have been elected by shareholders, the Board believes it is appropriate for shareholders to elect trustees at the present time.

HOW LONG CAN TRUSTEES SERVE ON THE BOARD?

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. Independent trustees who were 65 or older and serving on the board of one or more of the AIM funds when the policy was initially adopted in 1992 may continue to serve until December 31 of the year in which the trustee turns 75. A trustee of the trust may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the trust at any time. A majority of the Board may extend from time to time the retirement date of a trustee. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired on December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a trustee.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the funds' investment performance on an individual basis with the funds' respective managers;

     - reviewing the quality of the various other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the funds and AIM and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM, reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

     - considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees as long as the trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the funds and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended December 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 5 meetings. All of the current trustees and Committee members then serving attended at least 75% of the meetings of the Board and applicable Committees held during the fiscal year ended December 31, 1999.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each trustee who is not also an officer of the trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of all of the other AIM funds. Each such trustee receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each trustee:

                                                        RETIREMENT        TOTAL
                                      AGGREGATE          BENEFITS      COMPENSATION
                                    COMPENSATION      ACCRUED BY ALL     FROM ALL
TRUSTEE                           FROM THE TRUST(1)    AIM FUNDS(2)    AIM FUNDS(3)
-------                           -----------------   --------------   ------------
Charles T. Bauer................       $     0           $      0        $      0
Bruce L. Crockett...............        23,116             37,485         103,500
Owen Daly II....................        23,116            122,898         103,500
Edward K. Dunn Jr. .............        21,954                  0         103,500
Jack M. Fields..................        22,660             15,826         101,500
Carl Frischling(4)..............        23,116             97,791         103,500
Robert H. Graham................             0                  0               0
Prema Mathai-Davis..............        21,474                  0         101,500
Lewis F. Pennock................        23,116             45,766         103,500
Ian W. Robinson(5)..............         5,618             94,442          25,000
Louis S. Sklar..................        22,664             90,232         101,500

(1) The total amount of compensation deferred by all trustees of the trust during the fiscal year ended December 31, 1999, including earnings thereon, was $176,057.

(2) During the fiscal year ended December 31, 1999, the total amount of expenses allocated to the trust in respect of such retirement benefits was $54,659. Data reflects compensation for the calendar year ended December 31, 1999. Accruals for 1999 are based on actuarial projections from 1998.

(3) Each trustee serves as trustee or director of at least 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended December 31, 1999, the trust paid $93,776 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent trustees of the trust.

(5) Mr. Robinson was a trustee until March 12, 1999, when he retired.

     A I M Management Group Inc. (AIM Management) has requested proposals from real estate development firms in the greater Houston area in connection with exploring possible options upon the expiration of the lease of AIM Management's current office space, which expires on December 31, 2003. Mr. Sklar is employed by Hines Interests Limited Partnership (Hines). Two of Hines' affiliates, Hines Corporate Properties, LLC and Sugarland Properties Incorporated (collectively, Hines Affiliates), have each submitted office space proposals to AIM Management for evaluation. Mr. Sklar would have an indirect financial interest, and may have a direct equity interest, in certain of such proposed options. Since the Hines Affiliates proposals are among many being evaluated by AIM Management, it is not possible to determine at present the extent of any such interest, or to determine whether AIM Management will proceed with negotiations with Hines Affiliates on any specific proposal.

  AIM Funds Retirement Plan for Eligible Trustees/Directors

     Under the terms of the AIM Funds Retirement Plan for Eligible Trustees/ Directors, each trustee (who is not an employee of any of the AIM funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a trustee becomes eligible to retire and receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible trustee is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                     ANNUAL
                                   RETIREMENT
                                  COMPENSATION
                                  PAID BY ALL
   NUMBER OF YEARS OF SERVICE      APPLICABLE
 WITH THE APPLICABLE AIM FUNDS     AIM FUNDS
 -----------------------------    ------------
10..............................    $67,500
 9..............................    $60,750
 8..............................    $54,000
 7..............................    $47,250
 6..............................    $40,500
 5..............................    $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling, and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring trustee's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the trust and of each other AIM fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The trust does not pay its officers for the services they provide to the trust. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 2:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION TO REORGANIZE
                              HIGH YIELD, INCOME,
                   INTERMEDIATE GOVERNMENT, MONEY MARKET AND
                                 MUNICIPAL BOND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to shareholders of High Yield, Income, Intermediate Government, Money Market and Municipal Bond.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has approved an Agreement and Plan of Reorganization (the plan), which provides for a series of transactions to convert five of the series portfolios of the trust, High Yield, Income, Intermediate Government, Money Market and Municipal Bond (each a current fund) to a corresponding series (a new fund) of AIM Investment Securities Funds (collectively, the reorganizations). Under the plan, each current fund will transfer all its assets to a corresponding new fund in exchange solely for voting shares of beneficial interest in the new fund and the new fund's assumption of all the current fund's liabilities. A form of the plan relating to the proposed reorganizations is in Appendix B. If Proposal 2 is not approved by the shareholders of one or more current funds, those funds will continue to operate as series portfolios of the trust.

     The reorganizations are being proposed primarily to simplify the organizational structure of the AIM funds. The operations of each new fund following the reorganizations will be substantially similar to those of its predecessor current fund, except that each new fund's advisory agreement will conform to the changes proposed in Proposal 3, to the extent Proposal 3 is approved; the fundamental investment restrictions for all of the new funds will conform to the changes proposed in Proposal 4, to the extent that Proposal 4 is approved; the investment objectives for certain of the new funds will be changed and made non-fundamental, if applicable, as proposed in Proposal 5, if Proposal 5 is approved; and the investment objective of Money Market will be made non-fundamental as proposed in Proposal 6, if Proposal 6 is approved.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATIONS?

     The reorganizations are being proposed to simplify the organizational structure of the AIM funds. AIM Investment Securities Funds (AIS) is a Delaware business trust that operates as an open-end management investment company registered under the 1940 Act. AIS has two series portfolios, each of which invests primarily in bonds or other fixed income securities issued by governments, governmental agencies, corporations or other issuers.

     The current funds similarly invest primarily in fixed income securities. The other investment portfolios of the trust invest primarily in equity securities. Thus, after the reorganizations, the fixed income portfolios of the two investment companies will have been consolidated in AIS, with only equity portfolios remaining in the trust.

     Reorganizing the current funds as series portfolios of AIS will have the effect of consolidating the record-keeping, accounting, financial reporting and securities law compliance for the fixed income portfolios in a single investment company. The reorganizations will also have the effect of moving the fiscal year-end for the current funds from December 31 (the fiscal year-end of the trust) to July 31 (the fiscal year-end of AIS), which will allow AIM to better serve the two investment companies and their shareholders by distributing its workload more evenly throughout the year. The reorganizations should create greater operating efficiencies for both the trust and AIS.

WHAT WILL THE PROPOSED REORGANIZATIONS INVOLVE?

     To accomplish the reorganizations, AIS has established five new series portfolios, each one of which has an investment objective and policies that are identical to the investment objective and policies of a corresponding current fund as they may be modified at the meeting. On the closing date, each current fund will transfer all of its assets to a corresponding new fund in exchange solely for a number of full and fractional Class A shares, Class B shares, Class C shares and AIM Cash Reserve Shares, as applicable, of the new fund equal to the number of full and fractional shares of beneficial interest of the corresponding classes of the current fund then outstanding and the new fund's assumption of the current fund's liabilities. Immediately thereafter, each current fund will distribute those new fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the reorganizations, each shareholder of each current fund will be the owner of full and fractional shares of the corresponding new fund equal in number and aggregate net asset value to the shares he or she held in the current fund.

     The obligations of the trust and AIS under the plan are subject to various conditions stated therein. To provide against unforeseen events, the plan may be terminated or amended at any time prior to the closing of the reorganizations by action of the Board, notwithstanding the approval of the plan by the shareholders of the current funds. However, no amendments may be made that would materially adversely affect the interests of shareholders of any current fund. The trust and AIS may at any time waive compliance with any condition contained in the plan, provided that the waiver does not materially adversely affect the interests of shareholders of any current fund.

     The plan authorizes the trust to acquire one share of each class of each new fund and, as the sole shareholder of the new funds prior to the reorganizations, to do each of the following:

     - Approve with respect to each new fund a new investment advisory agreement that will be substantially identical to that described in Proposal 3. Information on the new advisory agreement, including a description of the differences between it and the current advisory agreement, is set forth below under Proposal 3. A form of the new advisory agreement is in Appendix C. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve with respect to such fund an investment advisory agreement that is substantially identical to such fund's existing investment advisory agreement.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each new fund a new administrative services agreement with AIM that will be substantially identical to the trust's existing administrative services agreement with AIM, except for the changes described in Proposal 3. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve for such fund an administrative services agreement that is substantially identical to such fund's existing administrative services agreement.

     - Approve with respect to each new fund a new distribution agreement with A I M Distributors, Inc. The proposed distribution agreement will provide for substantially the same distribution services as currently provided by A I M Distributors, Inc.

     - Approve a new distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each retail class of each new fund that will be substantially identical to the corresponding current fund's existing distribution plan for that class.

     - Approve with respect to each new fund a custodian agreement with State Street Bank and Trust Company (for Municipal Bond, the custodian agreement will be with The Bank of New York) and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding current fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding current fund.

     - Ratify the selection of KPMG LLP, the accountants for each current fund, as the independent public accountants for each new fund.

     - Approve such other agreements and plans as are necessary for each new fund's operation as a series of an open-end management investment company.

     The transfer agent for AIS will establish for each current fund shareholder an account containing the appropriate number of shares of each class of each new fund. Such accounts will be identical in all respects to the accounts currently maintained by the transfer agent for each shareholder of the current funds. Shares held in the current fund accounts will automatically be designated as shares of the new funds. Certificates for current fund shares issued before the reorganizations will represent shares of the corresponding new fund after the reorganizations. The trust will not normally issue share certificates. Any account options or privileges on accounts of shareholders under the current funds will be replicated on the new fund account.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS?

     The trust and AIS will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that each reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, the current funds, the new funds and the shareholders of the new funds will recognize no gain or loss for federal income tax purposes as a result of the reorganizations. Shareholders of the current funds should consult their tax advisors regarding the effect, if any, of the reorganizations in light of their individual circumstances and as to state and local consequences, if any, of the reorganizations.

WILL I HAVE APPRAISAL RIGHTS?

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the current funds or the new funds, as the case may be, at any time before or after the reorganizations.

HOW WILL AIS COMPARE TO THE TRUST?

     Both the trust and AIS are business trusts established under the laws of the State of Delaware. AIS has established series of its shares of beneficial interest corresponding to and having identical designations as the shares of the current funds. AIS has also established classes with respect to each new fund corresponding to and having identical designations as the classes of each current fund. Each new fund will have the same investment objectives, policies and restrictions as its predecessor current fund, except that the new funds' fundamental restrictions, investment objectives and fundamental policies will conform to the changes proposed in Proposals 4 through 6 (assuming approval of each of these Proposals by the shareholders). If any of Proposals 4 through 6 are not approved by shareholders, the new funds affected by the non-approval will continue to be subject to the corresponding current funds' existing fundamental restrictions or investment objectives. The new funds will not have any operations prior to the reorganizations. Initially, the trust will be the sole shareholder of the new funds.

     As Delaware business trusts, the operations of the trust and AIS are governed by their Agreements and Declarations of Trust (trust instruments) and Bylaws and applicable Delaware law. There are no material differences between the trust instrument and Bylaws of the trust and the trust instrument and Bylaws of AIS. The operations of both trusts are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     Assuming your approval of Proposal 2, the trust currently contemplates that the reorganizations will close on May 26, 2000. However, the reorganizations may close on another date if circumstances warrant.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

          PROPOSAL 3:  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the trust for your fund. The Board is asking you to vote on this new agreement because the trust may amend its advisory agreement only with shareholder approval. A form of the trust's proposed Master Investment Advisory Agreement is in Appendix C. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the funds;

     - omitting certain expense limitations that are no longer applicable;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program; and

     - clarifying existing liability provisions.

     At a meeting held on February 3, 2000, the Board voted to recommend that you approve a proposal to adopt the new advisory agreement.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the funds on the dates indicated in Appendix D. The current Master Investment Advisory Agreement, as amended, was executed, and the funds' shareholders last voted on such agreement, on the dates indicated in Appendix D. The Board, including a majority of the independent trustees, last approved the current advisory agreement on May 11, 1999.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix E.

DO ANY OF THE TRUST'S TRUSTEES OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Robert
G. Alley, Stuart W. Coco, Karen Dunn Kelley, Melville B. Cox and Dana R. Sutton, all of whom are directors and/or executive officers of the trust, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the funds' operations and provides investment advisory services to the funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the funds. AIM will not be liable to the funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustee and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the funds' shareholders; and

     - all other charges and costs of the funds' operations unless otherwise explicitly provided.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. If, during any fiscal year, AIM has waived or reduced fees, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of such fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to a fund's detriment during the period stated in the agreement between AIM and the trust. AIM may not change provisions in the current advisory agreement imposing expense limitations without shareholder approval.

     The annual rates at which AIM receives fees from each fund under the current advisory agreement, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers paid to AIM by each fund, and the advisory fees (if any) waived by AIM for each fund for the fiscal year ended December 31, 1999, are in Appendix F.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the trust and the funds. AIM provides or arranges for others to provide administrative services to the funds. A I M Distributors, Inc. serves as the principal underwriter for each of the funds, and A I M Fund Services, Inc. serves as the funds' transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix G.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix H.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the trust;

     - To omit certain expense limitations that are no longer applicable;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program; and

     - To clarify that one fund is not liable for another fund's obligations, and that AIM's liability to one fund does not automatically extend to another fund.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

  Administrative Services

     The trust and AIM are parties to a Master Administrative Services Agreement dated February 28, 1997, as amended on May 1, 1998. The current advisory agreement states that AIM may provide certain administrative services to the funds at the Board's request. The Board has traditionally asked AIM to provide such services to the funds. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the trust, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the trust or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the trust.

  Expense Limitations

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in securities regulations of the states in which the funds' shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the trustees or officers of the trust owe an exclusive duty to the trust. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the trustees and officers of the trust to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the trust.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the trust recognizes that AIM's obligations to other clients may adversely affect the trust's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor, it may do so solely upon approval of the Board. Under the current agreement, any appointment of a sub-advisor would require shareholder approval.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  Securities Lending

     If a fund engages in securities lending, AIM will provide the fund investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if a fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on February 3, 2000. The independent trustees also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist it in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to each fund.

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who provide investment advisory services to the funds, and noted that the persons providing services to the funds would not change if the new advisory agreement is approved by shareholders.

     - The range of investment advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the new advisory agreement, and noted that no changes in the level or type of services provided by AIM would occur if the new advisory agreement is approved by shareholders, other than the provision by AIM of certain administrative services if a fund engages in securities lending.

     - The qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the new advisory agreement of references to the provision by AIM of administrative services. The Board also reviewed the proposed form of administrative services agreement, noted that the services to be provided under the existing and proposed administrative services agreements are the same, and concluded that the administrative services to be provided by AIM would not change if all references to administrative services were deleted from the new advisory agreement.

     - The performance record of the funds. The Board determined that AIM has provided high quality services with respect to each fund, after considering performance information that it received during the past year from AIM regarding the funds. The Board also determined that each fund's performance would not have been affected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending. Such fees would be paid only to the extent that a fund engages in securities lending, and therefore are not paid if the fund does not engage in securities lending. The Board noted that the funds do not currently engage in securities lending, but that such arrangements provide the opportunity for both the fund and AIM to obtain additional income. The Board noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it may provide in connection with securities lending activities. The Board also noted that AIM has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending, and further noted that AIM currently intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a fund that have already been invested, and the investment of the cash collateral is intended to benefit a fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement, including changes being made to clarify non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services, to have AIM assist the funds if they engage in securities lending and to permit AIM to engage in brokerage transactions with affiliates. The Board determined that these changes reflect the current environment in which the funds operate, and that AIM should have the flexibility to take advantage of that environment.

     After considering the foregoing factors, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     In accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on May 26, 2000 and will expire, unless renewed, on June 30, 2001. If shareholders do not approve the proposed advisory agreement with respect to a fund, the current advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSALS 4(a) THROUGH 4(l): CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                                  OF EACH FUND

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, each fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for each fund are in Appendix I.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the funds' current fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NSMIA) preempted state laws, under which the funds previously were regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to certain of the funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the funds with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, each fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to a fund's investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the funds' fundamental restrictions is discussed below. The proposed fundamental restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the funds will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to each fund and each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

  PROPOSAL 4(a):  CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(a) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

  All Funds Other than Global Utilities

     Upon the approval of Proposal 4(a), the existing fundamental restrictions with regard to issuer diversification for each of the funds, other than Global Utilities, would be changed to read as follows:

        "The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

     The proposed changes will permit the funds to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification. The proposed changes would also eliminate minor inconsistencies in the wording of the funds' current restrictions. For example, the exceptions for investments in securities of government agencies or of other investment companies contained in the current diversification restrictions of the funds are not identical.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund other than Global
Utilities:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets (and for AIM Money Market Fund with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund), subject to the terms and conditions of any exemptive orders issued by the SEC."

     If you approve the proposed change, the following non-fundamental investment restriction will also become effective for Municipal Bond:

     "For purposes of the fund's fundamental investment restriction regarding issuer diversification, the fund will regard each state and political subdivision, agency or instrumentality, and each multi-state agency of which such state is a member, as a separate issuer."

  Global Utilities

     Upon the approval of Proposal 4(a), the fundamental restriction on portfolio diversification for Global Utilities would be eliminated.

     Although Global Utilities will be non-diversified for purposes of the 1940 Act if shareholders approve Proposal 4(a), it will remain subject to the issuer diversification requirements in the Internal Revenue Code of 1986, as amended, that is applicable to regulated investment companies. To qualify as a regulated investment company, Global Utilities must diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are determined to be engaged in the same or similar or related trades or businesses.

PROPOSAL 4(b):  CHANGE TO FUNDAMENTAL RESTRICTION ON BORROWING MONEY AND ISSUING
                               SENIOR SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(b) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(b), the existing fundamental restriction on borrowing for each of the funds would be changed, the existing fundamental restriction on issuing senior securities for Balanced, High Yield, Income and Money Market would be changed, and a new fundamental restriction on issuing senior securities for each of Global Utilities, Intermediate Government, Municipal Bond, Select Growth and Value would be added, to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

     In addition, upon the approval of Proposal 4(b), the existing fundamental restriction on pledging assets for each of the funds (other than Money Market, which has no such restriction) would be eliminated.

  Discussion:

     The 1940 Act establishes limits on the ability of the funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the trust's shares with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restriction for several of the funds is more limiting than required by the 1940 Act. In addition, some of the funds currently do not have a fundamental investment restriction on issuing senior securities.

     The proposed changes would make the funds' restrictions on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The Board believes that changing the funds' fundamental restrictions in this manner will provide flexibility for future contingencies.

However, the Board does not expect this change to have any material impact on the funds' current operations.

     In addition, the funds are not required to have a fundamental restriction with respect to the pledging of assets. To maximize the funds' flexibility in this area, the Board believes that the restriction on pledging assets, where it exists, should be eliminated. The Board does not expect this change to have any material impact on the funds' operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers or an AIM fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

PROPOSAL 4(c):  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING
                                   SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(c) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(c), a new fundamental restriction on underwriting securities would be added for Balanced, and the existing fundamental restriction on underwriting securities for each of the other funds would be changed, to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed changes to this fundamental restriction would expand the types of transactions in which a fund may engage, even if it may be considered an underwriter, and would eliminate minor differences in the wording of the funds' current restrictions on underwriting securities and would add a fundamental restriction on underwriting securities for Balanced, which currently does not have such a restriction.

  PROPOSAL 4(d):  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
                                 CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(d) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

  All Funds Other than Global Utilities

     Upon the approval of Proposal 4(d) by shareholders of all funds other than Global Utilities, the existing fundamental restriction on industry concentration for each of those funds would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for AIM Money Market Fund, bank instruments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

     The proposed changes in this restriction for all funds other than Global Utilities would make the fundamental restriction on industry concentration for those funds no more limiting than required by the 1940 Act laws, interpretations or exemptions. The proposed change would clarify that for industry concentration purposes, the funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund other than Global
Utilities:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

     If shareholders of Municipal Bond approve the proposed change to the fundamental restriction regarding industry concentration, the following non-fundamental restrictions will become effective for Municipal Bond:

     "The fund: (i) will not invest 25% or more of its assets in securities whose issuers are located in the same state; (ii) will not invest 25% or more of its assets in securities the interest upon which is paid from revenues of similar type projects; and (iii) will not invest 25% or more of its assets in industrial development bonds. The policy described in (ii) does not apply, however, if the securities are subject to a guarantee. For securities subject to a guarantee, the fund does not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the fund's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence."

  Global Utilities

     Upon the approval of Proposal 4(d) by shareholders of Global Utilities, a new fundamental restriction on industry concentration for Global Utilities would be added to read as follows:

     "The fund will concentrate (as such term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of domestic and foreign public utility companies."

     The proposed addition of the fundamental restriction on industry concentration for Global Utilities will make explicit the group of industries in which Global Utilities will concentrate its investments.

     If you approve the proposed change, the following non-fundamental investment restriction will also become effective for Global Utilities:

     "For purposes of Global Utilities' fundamental restriction regarding industry concentration, public utility companies shall consist of companies that produce or supply electricity, natural gas, water, sanitary services, and telephone, telegraph, cable, satellite or other communication or information transmission services, as well as developing utility technology companies and holding companies which derive at least 40% of their revenues from utility-related activities."

PROPOSAL 4(e):  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL
                                     ESTATE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(e) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(e), the existing fundamental restriction on real estate investments for each of the funds would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the funds' current restriction on real estate investments and would clarify the types of real estate related securities that are permissible investments for each fund. In addition, the proposed restriction includes an exception that permits each fund to hold real estate acquired as a result of ownership of securities or other instruments. The Board does not expect this change to have any material impact on the funds' current operations.

   PROPOSAL 4(f):  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
    COMMODITIES AND ELIMINATION OF FUNDAMENTAL RESTRICTION ON PUTS AND CALLS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(f) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(f), the existing fundamental restriction on investing in commodities for each of the funds would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

     In addition, upon the approval of Proposal 4(f), the existing fundamental restriction with regard to investing in puts, calls, straddles, spreads or combinations thereof (other than covered put and call options, and options on financial futures contracts) for High Yield, Income, Intermediate Government, Money Market and Municipal Bond, would be eliminated.

  Discussion:

     The proposed changes to this fundamental restriction are intended to ensure that the funds will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the funds' other investment policies and would eliminate minor differences in the wording of the funds' current restrictions on investing in commodities. Furthermore, the proposed restriction would allow the funds to respond to the rapid and continuing development of derivative products. The proposed restriction also broadens the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments.

     Also, there is no legal requirement that the funds have a fundamental restriction with regard to investing in puts, calls, straddles, spreads or combinations thereof. To maximize the funds' flexibility in this area, the Board believes that this restriction should be eliminated for High Yield, Income, Intermediate Government, Money Market and Municipal Bond. Money Market does not intend to invest in puts, calls or any combination thereof. The Board does not expect these changes to have any material impact on the operations of High Yield, Income, Intermediate Government, Money Market and Municipal Bond. A description of the types of transactions and their potential risks in connection with the options, futures and currency strategies to be used by High Yield, Income and Intermediate Government is set forth in Appendix J.

     If the shareholders of Municipal Bond approve Proposal 4(f), the existing fundamental restriction on the use of options will be replaced by a policy that Municipal Bond will not invest in puts, calls, straddles, spreads or any combination thereof, except that it may purchase and sell options on financial futures contracts and may sell covered call options. This policy will be implemented because of the nature of Municipal Bond's investment program.

       PROPOSAL 4(g):  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(g) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(g), the existing fundamental restriction on making loans for each of the funds would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the funds' current restriction on making loans. In addition, the proposed restriction more completely describes various types of debt instruments available in the financial markets that the funds may purchase that do not constitute the making of a loan, and broadens the potential circumstances under which the funds could make loans.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

                 PROPOSAL 4(h):  APPROVAL OF A NEW FUNDAMENTAL
                INVESTMENT RESTRICTION ON INVESTING ALL OF EACH
                       FUND'S ASSETS IN AN OPEN-END FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(h) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(h), the following fundamental investment restriction on investing in an open-end fund would be added for each of the funds:

     "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund."

  Discussion:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit each of the funds to invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a fund to invest all of its assets in this fashion. The Board will authorize investing a fund's assets in another open-end fund only if the Board first determines that is in the best interests of such fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of each fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their assets in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     At present, certain of the fundamental investment restrictions of each fund may prevent it from investing all of its assets in another registered investment company and would require a vote of fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your fund and its shareholders. If you approve this proposal, the fundamental restrictions of your fund would be changed to permit such investment.

     A fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the fund might be managed as part of a larger pool. If a fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The fund otherwise would continue its normal operations. The Board would retain the right to withdraw the fund's investments from the open-end fund, and the fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets).

Also, AIM's expense of providing investment and other services to the funds may be reduced.

     If you approve the proposed restriction, each fund will have the ability to invest all of its assets in another open-end investment company. Because the funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for each of the funds:

     "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the fund."

 PROPOSAL 4(i):  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(i) applies to shareholders of Global Utilities, High Yield, Income, Intermediate Government, Money Market, Municipal Bond, Select Growth and Value.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(i), the existing fundamental restriction on engaging in margin transactions for each of the above funds would be eliminated.

  Discussion:

     The funds are not required to have a fundamental restriction with regard to margin transactions. In order to maximize the funds' flexibility in this area, the Board believes that the funds' fundamental restrictions with regard to margin transactions should be deleted. Although the funds would have greater flexibility to engage in margin transactions, they have no present intention of doing so.

     If shareholders approve Proposal 4(i), Global Utilities, High Yield, Income, Intermediate Government, Municipal Bond, Select Growth and Value will not purchase any security on margin, except that each may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by any of those funds of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin. Money Market will not purchase any security on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The Board does not expect the elimination of the fundamental restrictions regarding margin transactions to have any material impact on the funds' current operations.

                   PROPOSAL 4(j):  ELIMINATION OF FUNDAMENTAL
                    RESTRICTION ON SHORT SALES OF SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(j) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(j), the existing fundamental restriction on short sales of securities for each of the funds would be eliminated.

  Discussion:

     Each of the funds currently has a fundamental restriction with regard to selling securities short. For Balanced and High Yield, the fundamental restriction allows short sales "against the box," which means that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those securities sold short. However, the fundamental restriction for Balanced and High Yield does not permit short sales that are not against the box. The SEC considers short sales of securities by a fund that are not against the box to be "senior securities." As such, they would be covered under the fundamental restriction with regard to issuing senior securities that shareholders are being asked to vote on in Proposal 4(b). Therefore, the Board believes that the current fundamental restriction on short sales of securities that are not against the box is unnecessary and should be eliminated for Balanced and High Yield. These funds would retain the ability to engage in short sales against the box, provided that neither fund may deposit or pledge more than 10% of its total assets as collateral for such short sales at any one time.

     Global Utilities, Income, Intermediate Government, Municipal Bond, Select Growth and Value currently have fundamental restrictions which prohibit all short sales, regardless of whether they are against the box. In order to maximize these funds' flexibility in this area and to allow them to engage in short sales against the box, the Board believes that their fundamental restrictions on selling securities short should be eliminated.

     If shareholders approve Proposal 4(j), Global Utilities, Income, Intermediate Government, Municipal Bond, Select Growth and Value will not make short sales of securities or maintain a short position unless at all times when a short position is open, the fund owns an equal amount of such securities, or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. In no event will any of those funds deposit or pledge more than 10% of its total assets as collateral for such short sales at any one time. Money Market will not make short sales of securities or maintain short positions. The Board does not expect the elimination of the fundamental restrictions regarding short sales of securities to have any material impact on the funds' current operations.

                   PROPOSAL 4(k):  ELIMINATION OF FUNDAMENTAL
                     RESTRICTION ON INVESTING IN SECURITIES
                           OTHER THAN MUNICIPAL BONDS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(k) applies to shareholders of Municipal Bond.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(k), Municipal Bond's existing fundamental restriction that prohibits investing less than 65% of the fund's total assets in securities other than municipal bonds would be eliminated.

  Discussion:

     When Municipal Bond was initially organized, the SEC required that a fund whose name suggested that it would invest primarily in a particular type of security, industry or industries have an investment policy that required that, under normal circumstances, at least 65% of the value of its assets be invested in the indicated type of security or industry. In 1997, the SEC proposed a new rule concerning the use of names by mutual funds that would raise the percentage requirement from 65% to 80%. That proposed rule has not yet been finally adopted.

     To enable the Board to respond to future SEC action relating to funds whose names suggest that they invest in specific types of securities or industries without incurring the time and expense of an additional shareholder vote, the Board proposes to eliminate your fund's fundamental restriction on investing any specified percentage of assets in particular types of securities. In addition, the fund currently is subject to a non-fundamental investment restriction requiring that at least 80% of its total assets be invested in investment grade municipal securities rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization. This non-fundamental investment restriction will remain in place if Proposal 4(k) is approved by shareholders of Municipal Bond. Consequently, the Board does not expect the elimination of this fundamental restriction to have any material impact on the fund's current operations.

                   PROPOSAL 4(l):  ELIMINATION OF FUNDAMENTAL
                     RESTRICTION ON INVESTING IN SECURITIES
                            WITH UNLIMITED LIABILITY

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(l) applies to shareholders of Income.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(l), Income's fundamental restriction on investing in securities with unlimited liability would be eliminated.

  Discussion:

     The fund is not required to have a fundamental restriction with respect to investing in securities with unlimited liability. In order to achieve its investment objective the fund invests principally in corporate debt and U.S. Government securities. These types of securities generally do not subject holders to risks other than market and interest rate risk, and the possible loss of the holder's investment. Consequently, the Board believes that the restriction on investing in securities with unlimited liability has no practical effect on limiting risks to the fund or its shareholders. The Board does not expect the elimination of this fundamental restriction to have any material impact on the fund's current operations.

WHEN WILL PROPOSALS 4(a) THROUGH 4(l) BE IMPLEMENTED?

     If you approve each of the above proposals, the new fundamental restrictions will replace the fundamental investment restrictions for the specified funds. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which the specified funds will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 4(a) THROUGH 4(l)?

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
              UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS
                               4(a) THROUGH 4(l).

 PROPOSAL 5:  CHANGING THE INVESTMENT OBJECTIVES OF BALANCED, GLOBAL UTILITIES,
                              INCOME, INTERMEDIATE
                 GOVERNMENT, MUNICIPAL BOND, SELECT GROWTH AND
                   VALUE AND MAKING THE INVESTMENT OBJECTIVES
                                NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5 applies only to shareholders of Balanced, Global Utilities, Income, Intermediate Government, Municipal Bond, Select Growth and Value.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective as follows: (1) for each of these seven funds, by making the investment objective non-fundamental; (2) for each of these seven funds, by eliminating from the investment objective the types of securities the fund proposes to purchase in seeking to achieve its objective; (3) for Global Utilities, by changing the investment objective so that the fund would achieve a high total return rather than primarily a high level of current income; and (4) for Balanced and Select Growth, by changing the proposed separate investment policy regarding the types of securities each fund may purchase. The Board is asking you to vote on these changes because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix K. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate making additional changes to the investment objective(s) of your fund at the present time.

     Your fund's current investment objective includes the types of securities that your fund proposes to purchase to achieve its objective. The Board believes that the basic investment objective of your fund should be separate from the types of securities your fund may purchase to achieve its objective. This change will permit the Board to change the types of securities your fund may purchase without also changing the fund's investment objective.

  Balanced

     For Balanced, the investment objective of the fund will not change, but the investment policy will change. Currently, the fund emphasizes investing in a broadly diversified portfolio of high-yielding securities in seeking to achieve its objective. If this proposal is approved, the fund will seek to meet its objective by investing in a broadly diversified portfolio, including common stocks, preferred stocks, convertible securities and bonds. The Board is recommending this change to permit the fund to invest in a broadly diversified portfolio regardless of whether the securities pay any particular level of dividends or interest.

     If shareholders of Balanced approve this proposal, the investment objective of Balanced will read as follows:

     "The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital."

  Global Utilities

     For Global Utilities, the investment objective of the fund will change, but the investment policy will not change. Currently, the fund seeks to achieve a high level of current income and, secondarily, growth of capital. The fund's investment policy is to invest primarily in the common and preferred stocks of public utility companies. If this proposal is approved by shareholders, its investment objective will change so that the fund will seek to achieve a high total return. The Board is recommending this change so that the investment objective conforms to the investment characteristics of the public utility company securities currently available in the market place. These securities have the potential for capital appreciation, but may not be income-producing.

     If shareholders of Global Utilities approve this proposal, the investment objective of Global Utilities will read as follows:

     "The fund's investment objective is to achieve a high total return."

     Global Utilities will seek to achieve its objective by investing, normally, at least 65% of its total assets in securities of domestic and foreign public utility companies. Public utility companies include companies that produce or supply electricity, natural gas, water, sanitary services, and telephone, telegraph, cable, satellite or other communication or information transmission services, as well as developing utility technology companies and holding companies which derive at least 40% of their revenues from utility-related activities. The fund will seek to position itself to take advantage of deregulation in the utility industry, and advances in communications and natural gas technology.

  Income

     If shareholders of Income approve this proposal, the investment objective of Income will read as follows:

     "The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal."

     Income will also retain the investment policy of investing primarily in fixed-rate corporate debt and U.S. Government obligations.

  Intermediate Government

     If shareholders of Intermediate Government approve this proposal, the investment objective of Intermediate Government will read as follows:

     "The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal."

     Intermediate Government will also retain the investment policy of investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

  Municipal Bond

     If shareholders of Municipal Bond approve this proposal, the investment objective of Municipal Bond will read as follows:

     "The fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal."

     Municipal Bond will also retain the investment policy of investing in a diversified portfolio of municipal bonds.

  Select Growth

     For Select Growth, the investment objective of the fund will not change, but the investment policy will change. Currently, the fund emphasizes investing primarily in the common stocks of established medium to large-size companies with prospects for above-average, long-term earnings growth. If this proposal is approved, the fund will seek to meet its objective by investing primarily in common stocks with prospects for above-average market returns, without regard to market capitalization. The Board is recommending this change to permit the fund to invest in a broader range of common stocks.

     If shareholders of Select Growth approve this proposal, the investment objective of Select Growth will read as follows:

     "The fund's investment objective is to achieve long-term growth of capital."

  Value

     If shareholders of Value approve this proposal, the investment objective of Value will read as follows:

     "The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective."

     Value will also retain the investment policy of investing primarily in equity securities judged by AIM to be undervalued relative to its appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally.

     The Board expects that you will benefit from the proposed changes because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     The Board anticipates that Proposal 5, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
                        UNANIMOUSLY RECOMMENDS THAT YOU
                           VOTE "FOR" THIS PROPOSAL.

  PROPOSAL 6:  CHANGING THE INVESTMENT OBJECTIVE OF MONEY MARKET SO THAT IT IS
                                NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6 applies only to shareholders of Money Market.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve making your fund's investment objective non-fundamental, rather than fundamental. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix K. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate changing the investment objective of your fund at the present time.

     The Board expects that you will benefit from this proposed change because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 6 BE IMPLEMENTED?

     The Board anticipates that Proposal 6, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 6?

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 7:  RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 7 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for each fund for its fiscal year ending December 31, 2000 or alternatively, with respect to High Yield, Income, Intermediate Government, Money Market and Municipal Bond, for its fiscal year ending July 31, 2000 if the reorganizations of these funds as described in Proposal 2 is approved by their respective shareholders. As each fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of that fund and report on them to the Board and to that fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants for some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 7?

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

     Information about the executive officers of the trust is in Appendix L.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of each fund's shares by the trustees and the executive officers of the trust and by 5% holders of each class is in Appendix M.

WHO ARE THE INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUNDS?

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the funds.

     A I M Distributors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for each of the funds.

HAS THE TRUST HIRED A PROXY SOLICITOR?

     The trust has engaged the services of Shareholder Communications Corporation (SCC) to assist it in soliciting proxies for the meeting. The trust estimates that the aggregate cost of SCC's services will be approximately $3,280,000. The trust will bear the cost of soliciting proxies. The trust expects to solicit proxies principally by mail, but either the trust or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The trust may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the trust at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                      NUMBER OF SHARES OF AIM FUNDS GROUP
                        OUTSTANDING ON FEBRUARY 18, 2000

                                                     NUMBER OF SHARES
                                                      OUTSTANDING ON
NAME OF FUND (CLASS)                                 FEBRUARY 18, 2000
--------------------                                 -----------------
AIM Balanced Fund
  Class A..........................................     55,786,326.100
  Class B..........................................     36,777,580.678
  Class C..........................................      6,804,158.945
AIM Global Utilities Fund
  Class A..........................................      9,324,811.302
  Class B..........................................      5,616,880.000
  Class C..........................................        333,941.625
AIM High Yield Fund
  Class A..........................................    162,072,692.798
  Class B..........................................    186,280,115.356
  Class C..........................................     16,082,970.872
AIM Income Fund
  Class A..........................................     50,228,129.603
  Class B..........................................     30,801,213.444
  Class C..........................................      3,653,416.723
AIM Intermediate Government Fund
  Class A..........................................     24,571,769.703
  Class B..........................................     23,016,359.259
  Class C..........................................      4,054,588.245
AIM Money Market Fund
  AIM Cash Reserve Shares..........................  1,059,480,486.953
  Class B..........................................    367,233,237.841
  Class C..........................................     47,496,723.280
AIM Municipal Bond Fund
  Class A..........................................     36,879,407.362
  Class B..........................................      8,933,957.361
  Class C..........................................      1,169,785.724
AIM Select Growth Fund
  Class A..........................................     17,526,278.908
  Class B..........................................     24,147,374.684
  Class C..........................................      1,219,074.888
AIM Value Fund
  Class A..........................................    262,614,538.699
  Class B..........................................    308,657,978.422
  Class C..........................................     21,784,758.151

                                   APPENDIX B

                                AIM FUNDS GROUP
                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 7, 1999, is entered into by and between AIM Funds Group, a Delaware business trust (the "Company"), acting on behalf of each of its series portfolios identified on Schedule A to this Agreement, and AIM Investment Securities Funds, a Delaware business trust (the "Trust"), acting on behalf of each of its series portfolios identified on Schedule A to this Agreement.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Company currently publicly offers shares of beneficial interest representing interests in nine separate series portfolios. Five of these series portfolios are listed on Schedule A and are referred to in this Agreement as "Current Funds."

     The Board of Trustees of the Company has designated multiple classes of shares of beneficial interest that represent interests in each Current Fund. Each of these classes is listed on Schedule B and is referred to in this Agreement as a "Current Fund Class."

     The Board of Trustees of the Company has determined that it would be in the best interests of the shareholders of the Current Funds for the Current Funds to reorganize as investment portfolios of the Trust. In anticipation of such reorganizations (the "Reorganizations"), the Board of Trustees of the Trust has established five additional series portfolios corresponding to the Current Funds (each a "New Fund"), and has designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     The Reorganizations will occur through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund will assume all of the liabilities of the corresponding Current Fund, and will issue to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganizations (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganizations are subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on behalf of the Current Funds, and by the Trust, on behalf of the New Funds, as a Plan of Reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganizations, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the Company's five series portfolios identified on Schedule A.

     1.5 "Current Fund Class" shall mean each class of shares of the Company representing an interest in a Current Fund.

     1.6 "Current Fund Shares" shall mean the shares of the Current Funds outstanding immediately prior to the Reorganizations.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust identified on Schedule A, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class representing an interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund's receipt of the Current Fund's Assets.

     1.12  "Registration Statement" shall have the meaning set forth in
Section 5.4.

     1.13 "RIC" shall mean a regulated investment company under Subchapter M of the Code.

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders' Meeting" shall have the meaning set forth in
Section 5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATIONS.

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of the each New Fund agrees in exchange therefor:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares for each New Fund Class designated in Schedule B equal to the number of full and fractional Current Fund Shares for each corresponding Current Fund Class designated in Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New

Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganizations. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganizations.

     2.3 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to Section 2.2, the Company shall terminate the Current Funds as separate series of its shares of beneficial interest.

     2.4 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.5 Any reporting responsibility of the Company or each Current Fund to a public authority is, and shall remain, its responsibility up to and including the date on which it is terminated.

3. CLOSING.

     3.1 The Closing shall occur at the principal office of the Company on May 26, 1999, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of each class of outstanding Current Fund Shares owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

          (g) There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganizations. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganizations to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganizations will be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner; and

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject.

     4.2 The Trust represents and warrants on its own behalf, and on behalf of each New Fund as follows:

          (a) The Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC.

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganizations;

          (g) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganizations occur;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganizations except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganizations, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganizations; and no New Fund has any plan or intention to sell or otherwise dispose of any of the

     Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganizations) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganizations.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganizations, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganizations;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganizations;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganizations, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganizations, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganizations. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5. COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of the Shareholders of the Current Funds (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Trustees of the Company shall recommend that Shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval of this Agreement by the Shareholders of each Current Fund will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3 for the corresponding New Fund.

     5.2 The Trust's trustees shall authorize the issuance of, and each New Fund shall issue, prior to the Closing, one New Fund Share in each New Fund Class of each New Fund to the Company in consideration of the payment of $1.00 per share for the purpose of enabling the Company to vote on the matters referred to in Section 5.3;

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Trust shall file with the SEC one or more post-effective amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), which will contain such amendments to such Registration Statement as are determined by the Trust to be necessary and appropriate to register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective prior to the Closing.

6. CONDITIONS PRECEDENT.

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1 The Shareholders of the Current Funds shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

     6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganizations in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganizations will constitute Reorganizations within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a Reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to a Current Fund on the transfer of the Assets to the corresponding New Fund in exchange solely for New Fund Shares and the New Fund's assumption of the Liabilities or on the subsequent distribution of New Fund Shares to the Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

          (c) No gain or loss will be recognized to a New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

          (d) Each New Fund's basis for the Assets will be the same as the basis thereof in the corresponding Current Fund's hands immediately before the Reorganizations, and the New Fund's holding period for the Assets will include the Current Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganizations; and

          (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganizations will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for the Current Fund Shares constructively surrendered, provided that the New Fund Shares are held as capital assets by the Shareholder at the Effective Time.

     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's shareholders.

7. EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8. ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10. TERMINATION.

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's Shareholders:

     10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 31, 2000; or

     10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11. MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Company's and the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of the Company and the Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Company or the Trust personally, but shall bind only the assets and property of the Current Funds and New Funds, as provided in the Company's and the Trust's respective Agreements and Declarations of Trust.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                 AIM FUNDS GROUP,
                                        on behalf of each of its series listed
                                        in Schedule A to this Agreement

          /s/ NANCY L. MARTIN                 By:   /s/ ROBERT H. GRAHAM
 ------------------------------------    ------------------------------------
                                        Title: President
                                              ---------------------------------

Attest:                                 AIM INVESTMENT SECURITIES FUNDS,
                                        on behalf of each of its series listed
                                        in Schedule A to this Agreement

          /s/ NANCY L. MARTIN                 By:   /s/ ROBERT H. GRAHAM
 ------------------------------------    ------------------------------------
                                        Title: President
                                              ---------------------------------

                                   SCHEDULE A

                                   CORRESPONDING SERIES OF AIM
    SERIES OF AIM FUNDS GROUP      INVESTMENT SECURITIES FUNDS
     (EACH A "CURRENT FUND")       (EACH A "NEW FUND")
    -------------------------      ---------------------------
AIM High Yield Fund                AIM High Yield Fund
AIM Income Fund                    AIM Income Fund
AIM Intermediate Government Fund   AIM Intermediate Government Fund
AIM Money Market Fund              AIM Money Market Fund
AIM Municipal Bond Fund            AIM Municipal Bond Fund

                                   SCHEDULE B

CLASSES OF EACH CURRENT FUND       CORRESPONDING CLASSES OF EACH NEW FUND
----------------------------       --------------------------------------
AIM High Yield Fund                AIM High Yield Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM Income Fund                    AIM Income Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM Intermediate Government Fund   AIM Intermediate Government Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM Money Market Fund              AIM Money Market Fund
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
  AIM Cash Reserve Shares          AIM Cash Reserve Shares
AIM Municipal Bond Fund            AIM Municipal Bond Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares

                                   APPENDIX C

                                AIM FUNDS GROUP
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between AIM Funds Group, a Delaware business trust (the "Trust") with respect to its series of shares shown on the Schedule A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest in the Trust, and as of the date of this Agreement, the Board of Trustees has created nine separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Schedule B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Schedule A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the

SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         AIM Funds Group
Attest:                                  By:
---------------------------------------  --------------------------------------
Assistant Secretary                          President
(SEAL)
                                         A I M Advisors, Inc.
Attest:
                                         By:
---------------------------------------
Assistant Secretary                      --------------------------------------
                                             President
(SEAL)

                                   SCHEDULE A

                           FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
NAME OF FUND                                          ADVISORY AGREEMENT
------------                                          ------------------
AIM Balanced Fund                                        May 26, 2000
AIM Global Utilities Fund                                May 26, 2000
AIM High Yield Fund                                      May 26, 2000
AIM Income Fund                                          May 26, 2000
AIM Intermediate Government Fund                         May 26, 2000
AIM Money Market Fund                                    May 26, 2000
AIM Municipal Bond Fund                                  May 26, 2000
AIM Select Growth Fund                                   May 26, 2000
AIM Value Fund                                           May 26, 2000

                                   SCHEDULE B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                               AIM BALANCED FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $150 million.......................................     0.75%
Over $150 million........................................     0.50%

                           AIM GLOBAL UTILITIES FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $200 million.......................................     0.60%
Next $300 million........................................     0.50%
Next $500 million........................................     0.40%
Amount over $1 billion...................................     0.30%

                              AIM HIGH YIELD FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $200 million.......................................    0.625%
Next $300 million........................................     0.55%
Next $500 million........................................     0.50%
Amount over $1 billion...................................     0.45%

                                AIM INCOME FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $200 million.......................................     0.50%
Next $300 million........................................     0.40%
Next $500 million........................................     0.35%
Amount over $1 billion...................................     0.30%

                        AIM INTERMEDIATE GOVERNMENT FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $200 million.......................................     0.50%
Next $300 million........................................     0.40%
Next $500 million........................................     0.35%
Amount over $1 billion...................................     0.30%

                             AIM MONEY MARKET FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $1 billion.........................................     0.55%
Over $1 billion..........................................     0.50%

                            AIM MUNICIPAL BOND FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $200 million.......................................     0.50%
Next $300 million........................................     0.40%
Next $500 million........................................     0.35%
Amount over $1 billion...................................     0.30%

                             AIM SELECT GROWTH FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $150 million.......................................     0.80%
Over $150 million........................................    0.625%

                                 AIM VALUE FUND

NET ASSETS                                                 ANNUAL RATE
----------                                                 -----------
First $150 million.......................................     0.80%
Over $150 million........................................    0.625%

                                   APPENDIX D

                          DATES OF ADVISORY AGREEMENTS

                                            DATE LAST SUBMITTED     DATE AIM BECAME
                         DATE OF CURRENT            TO A              INVESTMENT
NAME OF FUND           ADVISORY AGREEMENT   VOTE OF SHAREHOLDERS        ADVISOR
------------           -------------------  --------------------   -----------------
AIM Balanced Fund      February 28, 1997,    February 7, 1997*     February 27, 1978
                       as amended May 1,
                       1998
AIM Global Utilities   February 28, 1997,    February 7, 1997*     June 30, 1992
  Fund                 as amended May 1,
                       1998
AIM High Yield Fund    February 28, 1997,    February 7, 1997*     June 30, 1992
                       as amended May 1,
                       1998
AIM Income Fund        February 28, 1997,    February 7, 1997*     June 30, 1992
                       as amended May 1,
                       1998
AIM Intermediate       February 28, 1997,    February 7, 1997*     June 30, 1992
  Government Fund      as amended May 1,
                       1998
AIM Money Market Fund  February 28, 1997,    February 7, 1997*     June 30, 1992
                       as amended May 1,
                       1998
AIM Municipal Bond     February 28, 1997,    February 7, 1997*     June 30, 1992
  Fund                 as amended May 1,
                       1998
AIM Select Growth      February 28, 1997,    February 7, 1997*     June 30, 1992
  Fund                 as amended May 1,
                       1998
AIM Value Fund         February 28, 1997,    February 7, 1997*     June 30, 1992
                       as amended May 1,
                       1998

 * The current advisory agreement was last submitted to a vote of public shareholders of the funds in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

                                   APPENDIX E

       PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

          NAME            POSITIONS WITH AIM           PRINCIPAL OCCUPATION
          ----            ------------------           --------------------
Charles T. Bauer........  Director and Chairman      See trustee table under
                                                     Proposal 1
Gary T. Crum............  Director and Senior Vice   See Appendix L
                            President
Robert H. Graham........  Director and President     See trustee table under
                                                     Proposal 1
Dawn M. Hawley..........  Director, Senior Vice      Senior Vice President,
                            President and Treasurer  Chief Financial Officer
                                                     and Treasurer, A I M
                                                     Management Group Inc.;
                                                     and Vice President and
                                                     Treasurer, A I M Capital
                                                     Management, Inc., A I M
                                                     Distributors, Inc., A I M
                                                     Fund Services, Inc. and
                                                     Fund Management Company.
Carol F. Relihan........  Director, Senior Vice      See Appendix L
                            President, General
                            Counsel and Secretary

                                   APPENDIX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                     AGGREGATE         FEE
                                                                     NET FEES        WAIVERS
                                                    TOTAL NET         PAID TO        FOR THE
                                                  ASSETS FOR THE    AIM FOR THE       MOST
                                                       MOST            MOST         RECENTLY
                                                     RECENTLY        RECENTLY       COMPLETED
                        ANNUAL RATE (BASED ON       COMPLETED        COMPLETED       FISCAL
NAME OF FUND          AVERAGE DAILY NET ASSETS)    FISCAL YEAR      FISCAL YEAR       YEAR
------------          --------------------------  --------------   -------------   -----------
AIM Balanced Fund     0.75% of the first $150     $3,184,150,172   $ 13,624,208             0
                      million; 0.50% of the
                      excess over $150 million
AIM Global            0.60% of the first $200        387,765,374      1,802,726             0
  Utilities Fund      million; 0.50% over $200
                      million up to $500
                      million; 0.40% over $500
                      million up to $1 billion;
                      0.30% of the excess over
                      $1 billion
AIM High Yield Fund   0.625% of the first $200     3,054,039,754     16,396,698             0
                      million; 0.55% over $200
                      million up to $500
                      million; 0.50% over $500
                      million up to $1 billion;
                      0.45% of the excess over
                      $1 billion
AIM Income Fund       0.50% of the first $200        666,329,320      2,785,338             0
                      million; 0.40% over $200
                      million up to $500
                      million; 0.35% over $500
                      million up to $1 billion;
                      0.30% of the excess over
                      $1 billion
AIM Intermediate      0.50% of the first $200        506,799,475      2,310,621             0
  Government Fund     million; 0.40% over $200
                      million up to $500
                      million; 0.35% over $500
                      million up to $1 billion;
                      0.30% of the excess over
                      $1 billion
AIM Money Market      0.55% of the first $1        1,451,025,249      7,448,373             0
  Fund                billion; 0.50% of the
                      excess over $1 billion

                                                                     AGGREGATE         FEE
                                                                     NET FEES        WAIVERS
                                                    TOTAL NET         PAID TO        FOR THE
                                                  ASSETS FOR THE    AIM FOR THE       MOST
                                                       MOST            MOST         RECENTLY
                                                     RECENTLY        RECENTLY       COMPLETED
                        ANNUAL RATE (BASED ON       COMPLETED        COMPLETED       FISCAL
NAME OF FUND          AVERAGE DAILY NET ASSETS)    FISCAL YEAR      FISCAL YEAR       YEAR
------------          --------------------------  --------------   -------------   -----------
AIM Municipal Bond    0.50% of the first $200        376,627,629      1,830,490             0
  Fund                million; 0.40% over $200
                      million up to $500
                      million; 0.35% over $500
                      million up to $1 billion;
                      0.30% of the excess over
                      $1 billion
AIM Select Growth     0.80% of the first $150      1,079,458,334      5,507,389             0
  Fund                million; 0.625% of the
                      excess over $150 million
AIM Value Fund        0.80% of the first $150     27,839,018,320    136,059,101    $5,137,356
                      million; 0.625% of the
                      excess over $150 million

                                   APPENDIX G

                        FEES PAID TO AIM AND AFFILIATES

                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal year ended December 31, 1999 by the trust to A I M Advisors, Inc. ("AIM") for administrative services, and to affiliates of AIM. The administrative and other services provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                    AIM
                              (ADMINISTRATIVE          A I M            A I M FUND
                                AGREEMENT)      DISTRIBUTORS, INC.*   SERVICES, INC.
                              ---------------   -------------------   --------------
AIM FUNDS GROUP
  AIM Balanced Fund.........     $158,046           $ 9,113,276        $ 1,945,636
  AIM Global Utilities
    Fund....................       88,999               938,496            339,533
  AIM High Yield Fund.......      177,468            14,820,633          2,941,102
  AIM Income Fund...........      111,839             2,159,079            668,106
  AIM Intermediate
    Government Fund.........       97,900             2,178,052            398,305
  AIM Money Market Fund.....      118,024             3,509,630          1,357,559
  AIM Municipal Bond Fund...       91,647               700,787            138,338
  AIM Select Growth Fund....      110,205             3,693,669            776,902
  AIM Value Fund............      631,457            95,287,419         20,339,409

 * Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers, dealers, agents and other service providers.

                                   APPENDIX H

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Balanced.

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
AIM V.I. Balanced Fund.....  0.75% of first $150 million; 0.50%     $    48,307,070      Expense limitation --
                             of the excess over $150 million                               1.21%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Global Utilities.

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
AIM V.I. Global Utilities
 Fund......................  0.65% of first $250 million; 0.60%      $ 39,772,266        N/A
                             of the excess over $250 million

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as High Yield.

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
AIM V.I. Diversified Income
 Fund......................  0.60% of first $250 million; 0.55%     $   99,508,578       N/A
                             of the excess over $250 million
AIM V.I. High Yield Fund...  0.625% of first $200 million;          $   25,268,186       Expense limitation --
                             0.55% of next $300 million; 0.50%                             1.11%
                             of next $500 million; and 0.45% of
                             excess over $1 billion
AIM High Yield Fund II.....  0.625% of first $500 million;          $   59,124,905       Expense limitation --
                             0.55% over $500 million up to $1                              Class A, 1.00%;
                             billion; 0.50% of the excess over                             Class B, 1.75%;
                             $1 billion                                                    Class C, 1.75%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Income and Intermediate Government, both of which have similar investment objectives.

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
AIM V.I. Government
 Securities Fund...........  0.50% of first $250 million; 0.45%      $ 70,761,222        N/A
                             of the excess over $250 million
AIM Floating Rate Fund.....  1.20% of the Portfolio's average        $439,522,723        Expense limitation --
                             daily net assets*                                             Limit total operating
                                                                                           expenses to 1.50%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Money Market.

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
Liquid Assets Portfolio....  0.15% of the average daily net         $6,194,495,351       Waive 0.095% of advisory
                             assets of the Portfolio                                      fee on average net assets
Prime Portfolio............  0.20% of the first $100 million;       $8,724,224,691       N/A
                             0.15% over $100 million up to $200
                             million; 0.10% over $200 million
                             up to $300 million; 0.06% over
                             $300 million up to $1.5 billion;
                             0.05% over $1.5 billion
AIM V.I. Money Market
 Fund......................  0.40% of first $250 million; 0.35%     $   95,152,169       N/A
                             of excess over $250 million
Government & Agency
 Portfolio.................  0.10%                                  $  279,185,112       Limit Net Expenses,
                                                                                          excluding Rule 12b-1
                                                                                          distribution plan fee,
                                                                                          interest expense, taxes
                                                                                          and extraordinary
                                                                                          expenses to, 0.06%
Treasury Portfolio.........  0.15% of first $300 million; 0.06%     $5,203,747,106       N/A
                             over $300 million up to $1.5
                             billion; 0.05% of the excess over
                             $1.5 billion

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
Treasury TaxAdvantage
 Portfolio.................  0.20% of the first $250 million;       $  133,893,290       Limit Net Expenses,
                             0.15% over $250 million up to $500                           excluding Rule 12b-1
                             million; 0.10% of the excess over                            distribution plan fee,
                             $500 million                                                 interest expense, taxes
                                                                                          and extraordinary
                                                                                          expenses, to 0.11%

     There are no other funds advised by AIM with investment objectives which are similar to that of Municipal Bond. However, the following table provides information with respect to the annual advisory fee rates paid to AIM by certain other long-term, tax-exempt funds.

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
AIM High Income Municipal
 Fund......................  0.60% of the first $500 million;        $ 66,436,663        Expense limitation --
                             0.55% over $500 million up to $1                            Class A, 0.60%;
                             billion; 0.50% over $1 billion;                             Class B, 1.35%;
                             0.45% of the excess over $1.5                               Class C, 1.35%
                             billion
AIM Tax-Exempt Bond Fund of
 Connecticut...............  0.50%                                   $ 41,439,802        Waive 0.12% of advisory
                                                                                         fee on average daily net
                                                                                         assets

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Select Growth.

                                                                                                  FEE WAIVERS,
                                                                                           EXPENSE LIMITATIONS AND/OR
                                          ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                       (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                           DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                           -----------------           ---------------------   --------------------------
AIM Aggressive Growth Fund...  0.80% of the first $150 million;       $ 2,840,171,882      N/A
                               0.625% of the excess over $150
                               million
AIM Capital Development
 Fund........................  0.75% of the first $350 million;       $ 1,084,854,198      N/A
                               0.625% of the excess over $350
                               million
AIM Constellation Fund.......  1.00% of the first $30 million;        $15,288,481,794      Waive 0.025% of advisory
                               0.75% over $30 million up to $150                           fee on average net assets
                               million; 0.625% of the excess over                          in excess of $2 billion
                               $150 million

                                                                                                  FEE WAIVERS,
                                                                                           EXPENSE LIMITATIONS AND/OR
                                          ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                       (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                           DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                           -----------------           ---------------------   --------------------------
AIM Dent Demographic Trends
 Fund........................  0.85% of the first $2 billion;         $   392,908,501      Waive 0.05% of advisory
                               0.80% of the excess over $2                                 fee on average net assets
                               billion
AIM Large Cap Growth Fund....  0.75% of the first $1 billion;         $    13,869,426      Waive advisory fee and/or
                               0.70% over $1 billion up to $2                              reimburse expenses on
                               billion; 0.625% of the excess over                          Class A, Class B and Class
                               $2 billion                                                  C to extent necessary to
                                                                                           limit expenses (excluding
                                                                                           interest, taxes, dividends
                                                                                           on short sales and
                                                                                           extraordinary expenses) of
                                                                                           Class A shares to 0.85%
AIM Mid Cap Growth Fund......  0.80% of the first $1 billion;                     N/A**    N/A
                               0.75% of the excess over $1
                               billion
AIM Weingarten Fund..........  1.00% of the first $30 million;        $ 9,600,690,471      Waive 0.025% of advisory
                               0.75% over $30 million up to $350                           fee on average net assets
                               million; 0.625% of the excess over                          in excess of $2 billion to
                               $350 million                                                and including $3 billion;
                                                                                           0.05% on average net
                                                                                           assets in excess of $3
                                                                                           billion to and including
                                                                                           $4 billion and 0.075% on
                                                                                           average net assets in
                                                                                           excess of $4 billion
AIM Asian Growth Fund........  0.95% of the first $500 million;       $    42,497,099      Expense limitation --
                               0.90% of the excess over $500                               Class A, 1.92%;
                               million                                                     Class B, 2.80%;
                                                                                           Class C, 2.80%
AIM European Development
 Fund........................  0.95% of the first $500 million;       $   178,160,567      N/A
                               0.90% of the excess over $500
                               million
AIM Global Aggressive Growth
 Fund........................  0.90% of the first $1 billion;         $ 1,795,495,057      N/A
                               0.85% of the excess over $1
                               billion
AIM Global Growth Fund.......  0.85% of the first $1 billion;         $   845,251,073      N/A
                               0.80% of the excess over $1
                               billion
AIM International Equity
 Fund........................  0.95% of the first $1 billion;         $ 3,063,733,110      Waive 0.05% of advisory
                               0.90% of the excess over $1                                 fee on average net assets
                               billion                                                     in excess of $500 million
AIM V.I. Aggressive Growth
 Fund........................  0.80% of first $150 million;           $    17,325,844      Expense limitation --
                               0.625% of the excess over $150                              1.16%
                               million

                                                                                                  FEE WAIVERS,
                                                                                           EXPENSE LIMITATIONS AND/OR
                                          ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                       (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                           DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                           -----------------           ---------------------   --------------------------
AIM V.I. Capital Appreciation
 Fund........................  0.65% of first $250 million; 0.60%     $ 1,131,217,460      N/A
                               of the excess over $250 million
AIM V.I. Capital Development
 Fund........................  0.75% of first $350 million;           $    11,034,931      Expense limitation --
                               0.625% of the excess over $350                              1.19%
                               million
AIM V.I. Dent Demographic
 Trends Fund.................  0.85% of first $2 billion; 0.80%       $       999,599      Expense limitation --
                               of the excess over $2 billion                               1.40%
AIM V.I. Growth Fund.........  0.65% of first $250 million; 0.60%     $   704,095,680      N/A
                               of the excess over $250 million
AIM V.I. International Equity
 Fund........................  0.75% of first $250 million; 0.70%     $   454,059,551      N/A
                               of excess over $250 million
AIM V.I. Telecommunications
 Fund........................  1.00%                                  $   108,427,764      N/A
AIM Summit Fund, Inc. .......  1.00% of the first $10 million;        $ 2,624,615,009      Expense limitation --
                               0.75% of the next $140 million;                             Class II, 1.50%
                               0.625% in excess of $150 million
AIM Large Cap Opportunities
 Fund........................  Base fee of 1.50%; maximum annual                  N/A***   N/A
                               performance adjustment of +/-
                               1.00%
AIM Mid Cap Opportunities
 Fund........................  Base fee of 1.00%; maximum annual      $     4,789,875      Expense limitation --
                               adjustment of +/- 1.00%                                     Limit total operating
                                                                                           expenses excluding
                                                                                           management fee, Rule 12b-1
                                                                                           distribution plan fee,
                                                                                           interest expense, taxes,
                                                                                           dividend expenses
                                                                                           attributable to securities
                                                                                           sold short and
                                                                                           extraordinary expenses:
                                                                                           Class A, 0.50%;
                                                                                           Class B, 0.52%;
                                                                                           Class C, 0.52%
AIM Small Cap Opportunities
 Fund........................  Base fee of 1.00%; maximum annual      $   365,491,330      N/A
                               adjustment of +/-0.75%
AIM Basic Value Fund.........  First $500 million 0.725%;             $   136,276,615      Expense limitation --
                               Next $500 million 0.70%;                                    Limit Net Expenses:
                               Next $500 million 0.675%;                                   Class A, 1.75%;
                               excess over 0.65%*                                          Class B, 2.40%;
                                                                                           Class C, 2.40%

                                                                                                  FEE WAIVERS,
                                                                                           EXPENSE LIMITATIONS AND/OR
                                          ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                       (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                           DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                           -----------------           ---------------------   --------------------------
AIM Euroland Growth Fund.....  First $500 million 0.975%;             $   541,308,192      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%                                           Class B, 2.65%;
                                                                                           Class C, 2.65%
AIM Japan Growth Fund........  First $500 million 0.975%;             $   304,533,247      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%                                           Class B, 2.65%;
                                                                                           Class C, 2.65%
AIM Mid Cap Equity Fund......  First $500 million 0.725%;             $   333,668,281      Expense limitation --
                               Next $500 million 0.70%;                                    Limit Net Expenses:
                               Next $500 million 0.675%;                                   Class A, 1.75%;
                               excess over 0.65%                                           Class B, 2.40%;
                                                                                           Class C, 2.40%
AIM New Pacific Growth Fund..  First $500 million 0.975%;             $   139,121,407      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%                                           Class B, 2.65%;
                                                                                           Class C, 2.65%
AIM Small Cap Growth Fund....  First $500 million 0.725%;             $   716,060,823      Expense limitation --
                               Next $500 million 0.70%;                                    Limit Net Expenses:
                               Next $500 million 0.675%;                                   Class A, 1.75%;
                               excess over 0.65%*                                          Class B, 2.40%;
                                                                                           Class C, 2.40%
AIM Global Consumer Products
 and Services Fund...........  First $500 million 0.975%;             $   184,973,907      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%*                                          Class B, 2.50%;
                                                                                           Class C, 2.50%
AIM Global Financial Services
 Fund........................  First $500 million 0.975%;             $    81,913,285      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%*                                          Class B, 2.50%;
                                                                                           Class C, 2.50%
AIM Global Health Care Fund..  First $500 million 0.975%;             $   462,669,291      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%                                           Class B, 2.50%;
                                                                                           Class C, 2.50%

                                                                                                  FEE WAIVERS,
                                                                                           EXPENSE LIMITATIONS AND/OR
                                          ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                       (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                           DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                           -----------------           ---------------------   --------------------------
AIM Global Infrastructure
 Fund........................  First $500 million 0.975%;             $    45,124,457      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%*                                          Class B, 2.50%;
                                                                                           Class C, 2.50%
AIM Global Resources Fund....  First $500 million 0.975%;             $    35,998,488      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%*                                          Class B, 2.50%;
                                                                                           Class C, 2.50%
AIM Global Telecommunications
 and Technology Fund.........  First $500 million 0.975%;             $ 1,935,476,632      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%                                           Class B, 2.50%;
                                                                                           Class C, 2.50%
AIM Latin American Growth
 Fund........................  First $500 million 0.975%;             $    88,788,170      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%                                           Class B, 2.50%;
                                                                                           Class C, 2.50%
AIM Global Trends Fund.......  First $500 million 0.975%;             $    51,201,676      Expense limitation --
                               Next $500 million 0.95%;                                    Limit Net Expenses:
                               Next $500 million 0.925%;                                   Class A, 2.00%;
                               excess over 0.90%                                           Class B, 2.50%;
                                                                                           Class C, 2.50%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Value.

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
AIM Blue Chip Fund.........  0.75% of the first $350 million;       $ 4,540,673,179      N/A
                             0.625% of the excess over $350
                             million
AIM Charter Fund...........  1.00% of the first $30 million;        $ 7,360,685,298      Waive 0.025% of advisory
                             0.75% over $30 million up to $150                           fee on average net assets
                             million; 0.625% of the excess over                          in excess of $2 billion
                             $150 million

                                                                                                FEE WAIVERS,
                                                                                         EXPENSE LIMITATIONS AND/OR
                                        ANNUAL RATE              TOTAL NET ASSETS FOR      EXPENSE REIMBURSEMENTS
                                     (BASED ON AVERAGE             THE MOST RECENTLY       FOR THE MOST RECENTLY
NAME OF FUND                         DAILY NET ASSETS)           COMPLETED FISCAL YEAR     COMPLETED FISCAL YEAR
------------                         -----------------           ---------------------   --------------------------
AIM Large Cap Basic Value
 Fund......................  0.60% of the first $1 billion;         $     1,153,107      Expense limitation --
                             0.575% over $1 billion up to $2                             Class A, 1.25%;
                             billion; 0.55% of the excess over                           Class B, 1.93%;
                             $2 billion                                                  Class C, 1.93%
AIM V.I. Blue Chip Fund....  0.75% of first $350 million;           $       999,604      Expense limitation --
                             0.625% of the excess over $350                              1.30%
                             million
AIM V.I. Growth and Income
 Fund......................  0.65% of first $250 million; 0.60%     $ 2,443,263,980      N/A
                             of the excess over $250 million
AIM V.I. Value Fund........  0.65% of first $250 million; 0.60%     $ 2,383,366,571      N/A
                             of the excess over $250 million
AIM Developing Markets
 Fund......................  First $500 million 0.975%;             $   207,748,020      Expense limitation --
                             Next $500 million 0.95%;                                    Limit Net Expenses:
                             Next $500 million 0.925%;                                   Class A, 2.00%;
                             excess over 0.90%                                           Class B, 2.50%;
                                                                                         Class C, 2.50%

  * Reflects management and administration fees for both master and feeder funds.

 ** AIM Mid Cap Growth Fund commenced operations on November 1, 1999.

*** AIM Large Cap Opportunities Fund commenced operations on December 30, 1999.

                                   APPENDIX I

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM BALANCED FUND

     Balanced may not:

          (a) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except U.S. Government securities or securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (b) Concentrate 25% or more of its investments in a particular industry.

          (c) Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities.

          (d) Purchase or sell commodity contracts, except that the Fund may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements.

          (e) Purchase or sell real estate (except that this restriction does not preclude investments in companies engaged in real estate activities or in real estate investment trusts or in securities secured by real estate).

          (f) Borrow money or pledge its assets except that the Fund may enter into reverse repurchase agreements and except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 33 1/3% of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may pledge amounts of up to 33 1/3% of its total assets to secure such borrowings. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

          (g) Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33 1/3% of the Fund's total assets.

AIM GLOBAL UTILITIES FUND

     Global Utilities may not:

          (a) Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (b) Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (c) Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

          (d) Act as a securities underwriter.

          (e) Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, and (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33 1/3% of the Fund's total assets.

          (f) Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and except that the Fund may borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          (g) Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon for hedging purposes.

          (h) Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM HIGH YIELD FUND

     High Yield may not:

          (a) Borrow money or issue senior securities or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

          (b) Make short sales of securities or maintain short positions, unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration.

          (c) Purchase or sell real estate or interests therein, but the Fund may purchase and sell (a) securities which are secured by real estate, and
     (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts.

          (d) Act as a securities underwriter.

          (e) Purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon.

          (f) With respect to 75% of the value of its total assets, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (g) Concentrate 25% or more of the value of its total assets in the securities of issuers which conduct their principal business activities in the same industry. Gas, electric, water and telephone companies as well as banks, credit institutions, and insurance companies will be considered to be in separate industries.

          (h) Make loans, except that the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33 1/3% of its total assets, and except that the Fund may enter into repurchase agreements.

          (i) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

          (j) Invest in puts, calls, or any combinations thereof, except, however, that the Fund may invest in financial futures contracts, purchase and sell options on financial futures contracts, may acquire and hold puts which relate to equity securities acquired by the Fund when such puts are attached to or included in a unit with such equity securities, and may sell covered call options.

AIM INCOME FUND

     Income may not:

          (a) Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (b) Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (c) Concentrate 25% or more of its investments in a particular industry.

          (d) Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

          (e) Act as a securities underwriter.

          (f) Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33 1/3% of the Fund's total assets.

          (g) Borrow, except that the Fund may enter into financial futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          (h) Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

          (i) Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon.

          (j) Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

          (k) Invest in securities with unlimited liability except for assessability allowed by statutes with respect to wages.

          (l) Issue senior securities except to the extent permitted by the 1940 Act, including permitted borrowing.

AIM INTERMEDIATE GOVERNMENT FUND

     Intermediate Government may not:

          (a) Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, as described under "Investment Objectives" in the Prospectus, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

          (b) Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund (except U.S. Government securities including securities issued by its agencies and instrumentalities, as described under "Investment Objectives" in the Prospectus), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (c) Concentrate 25% or more of its investments in a particular industry.

          (d) Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

          (e) Act as a securities underwriter.

          (f) Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33 1/3% of the Fund's total assets.

          (g) Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and except that the Fund may borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          (h) Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

          (i) Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon.

          (j) Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM MONEY MARKET FUND

     Money Market may not:

          (a) Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer, except (a) U.S. Government securities, including securities issued by its agencies and instrumentalities, (b) to the extent permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and (c) that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (b) Concentrate 25% or more of its investments in a particular industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and obligations of domestic banks.

          (c) Pledge, mortgage or hypothecate more than 33 1/3% of the total assets of the Fund, except that reverse repurchase agreements and loans of portfolio securities are not deemed to involve pledging, mortgaging or hypothecating assets.

          (d) Purchase securities on margin or make short sales of securities, except as is necessary for the clearance of purchases and sales of securities.

          (e) Underwrite securities (except to the extent that the purchase of securities either directly from the issuer or from an underwriter for an issuer and the later disposition of such securities may be deemed an underwriting).

          (f) Make loans, except it may purchase instruments and securities permitted by the investment objectives and policies, it may invest in reverse repurchase agreements, and it may loan portfolio securities in an amount equal to one-third of its total assets.

          (g) Borrow money or issue senior securities (which term shall not include delayed delivery and when-issued securities) except as a temporary measure for extraordinary or emergency purposes and except that the Fund may enter into reverse repurchase agreements in amounts, inclusive of all borrowings, up to one-third of the value of the Fund's total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) at the time it enters into such agreements. The Fund will not purchase portfolio securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          (h) Invest in puts or calls or engage in arbitrage transactions.

          (i) Buy or sell commodities or commodity futures contracts.

          (j) Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.

AIM MUNICIPAL BOND FUND

     Municipal Bond may not:

          (a) Invest less than 65% of its total assets in securities other than municipal bonds.

          (b) Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order). For the purpose of this restriction and that set forth in restriction [( c )] , the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer.

          (c) Purchase the securities of any issuer if such purchase would cause more than 10% of the debt obligations of such issuer to be held by the Fund.

          (d) Purchase securities if such purchase would cause, at the time of purchase, 25% or more of total Fund assets to be invested in any one industry. Investment in municipal bonds and obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities does not involve investment in any industry.

          (e) Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon and municipal bond index futures contracts.

          (f) Act as a securities underwriter except to the extent that it may be deemed to be an underwriter under the Securities Act of 1933 when purchasing or selling a portfolio security.

          (g) Make loans, except that it may purchase debt instruments, including repurchase agreements maturing within seven days, as permitted by the investment objective and policies of the Fund, and except that it may lend its portfolio securities provided that the value of the securities loaned does not exceed 33 1/3% of its total assets.

          (h) Borrow, except that the Fund may enter into financial futures contracts and municipal bond index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a financial or a municipal bond index futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

          (i) Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

          (j) Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon and municipal bond index futures contracts.

          (k) Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM SELECT GROWTH FUND

     Select Growth may not:

          (a) Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (b) Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (c) Concentrate 25% or more of its investments in a particular industry.

          (d) Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon.

          (e) Act as a securities underwriter.

          (f) Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33 1/3% of the Fund's total assets.

          (g) Borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purposes of this restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

          (h) Buy or sell commodities or commodity contracts, although the Fund may invest in financial futures and options thereon for hedging purposes.

          (i) Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM VALUE FUND

     Value may not:

          (a) Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

          (b) Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (c) Concentrate 25% or more of its investments in a particular industry.

          (d) Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon.

          (e) Act as a securities underwriter.

          (f) Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33 1/3% of the Fund's total assets.

          (g) Borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          (h) Buy or sell commodities or commodity contracts, although the Fund may invest in financial futures and options thereon for hedging purposes.

          (i) Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

                                   APPENDIX J

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

  Introduction

     AIM High Yield Fund, AIM Income Fund and AIM Intermediate Government Fund each may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

  General Risks of Options, Futures and Currency Strategies

     The use by the funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

     (5) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a fund will use hedging transactions. For example, if a fund determines that the cost of hedging will exceed the potential benefit to the fund, the fund will not enter into such transaction.

  Cover

     Transactions using forward contracts, futures contracts and options (other than options purchased by a fund) expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the fund's obligation will also be treated as illiquid for purposes of determining the fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the funds do not expose the funds to an obligation to another party, but rather provide the funds with a right to exercise, the funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the fund will treat the market value of the option (i.e., the amount at risk to the fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the fund's ability to meet redemption requests or other current obligations.

  Writing Call Options

     Each of the funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on

(European style) a certain date (the expiration date). So long as the obligation of a fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

     When writing a call option a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

     Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

  Writing Put Options

     Each of the funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

     A fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

  Purchasing Put Options

     Each of the funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

     A fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

     A fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

  Purchasing Call Options

     Each of the funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

     Call options may be purchased by a fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each of the funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

  Over-The-Counter Options

     Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a fund might be unable to close out an OTC option position at any time prior to its expiration.

     The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Index Options

     Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

  Limitations on Options

     A fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the fund's total assets. A fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the fund's total assets.

 Interest Rate, Currency and Stock Index Futures Contracts

     Each of the funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

     The funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls.

     Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

     A fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures will be purchased to protect the fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     "Margin" with respect to Futures is the amount of funds that must be deposited by a fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," to and from the futures commission merchant through which a fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

     If a fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Options on Futures Contracts

     Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

  Forward Contracts

     A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A fund either may accept or make delivery of the currency at the maturity of the forward contract. A fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     Each of the funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

 Limitations on Use of Futures, Options on Futures and Certain Options on Currencies

     To the extent that a fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the fund's assets at risk to 5%.

                                   APPENDIX K

                         CURRENT INVESTMENT OBJECTIVES

AIM BALANCED FUND

     The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.

AIM GLOBAL UTILITIES FUND

     The fund's investment objectives are to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies.

AIM HIGH YIELD FUND

     The fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded, non-investment grade debt securities.

AIM INCOME FUND

     The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed-rate corporate debt and U.S. Government obligations.

AIM INTERMEDIATE GOVERNMENT FUND

     The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

AIM MONEY MARKET FUND

     The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

AIM MUNICIPAL BOND FUND

     The fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal, by investing in a diversified portfolio of municipal bonds.

AIM SELECT GROWTH FUND

     The fund's investment objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium-to large-sized companies with prospects for above-average, long-term earnings growth.

AIM VALUE FUND

     The fund's primary investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

                                   APPENDIX L

                     EXECUTIVE OFFICERS OF AIM FUNDS GROUP

     The following table provides information with respect to the executive officers of the trust. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND
POSITION                                             PRINCIPAL OCCUPATION(S)
WITH THE TRUST           OFFICER SINCE                 DURING PAST 5 YEARS
--------------         ------------------  -------------------------------------------
Charles T. Bauer          May 5, 1993      See trustee table under Proposal 1
(81),
Chairman
Robert H. Graham        January 1, 1994    See trustee table under Proposal 1
(53),
President
Gary T. Crum (52),     September 11, 1993  Director and President, A I M Capital
Senior Vice President                      Management, Inc.; Director and Executive
                                           Vice President, A I M Management Group
                                           Inc.; Director and Senior Vice President,
                                           A I M Advisors, Inc.; and Director, A I M
                                           Distributors, Inc. and AMVESCAP PLC.
Carol F. Relihan         August 4, 1994    Director, Senior Vice President, General
(45),                                      Counsel and Secretary, A I M Advisors,
Senior Vice President                      Inc.; Senior Vice President, General
and Secretary                              Counsel and Secretary, A I M Management
                                           Group Inc.; Director, Vice President and
                                           General Counsel, Fund Management Company;
                                           Vice President and General Counsel, A I M
                                           Fund Services, Inc; and Vice President,
                                           A I M Capital Management, Inc. and A I M
                                           Distributors, Inc.
Robert G. Alley (51),  September 11, 1993  Senior Vice President, A I M Capital
Vice President                             Management, Inc.; and Vice President, A I M
                                           Advisors, Inc.
Stuart W. Coco (44),   September 11, 1993  Senior Vice President, A I M Capital
Vice President                             Management, Inc.; and Vice President, A I M
                                           Advisors, Inc.
Karen Dunn Kelley      September 11, 1993  Senior Vice President, A I M Capital
(39),                                      Management, Inc.; and Vice President, A I M
Vice President                             Advisors, Inc.

Edgar M. Larsen (59),    March 12, 1999    Vice President, A I M Capital Management, Inc.
Vice President

Melville B. Cox (56),  September 11, 1993  Vice President and Chief Compliance Officer,
Vice President                             A I M Advisors, Inc., A I M Capital
                                           Management, Inc., A I M Distributors, Inc.,
                                           A I M Fund Services, Inc. and Fund Management
                                           Company.
Dana R. Sutton (41),   September 11, 1993  Vice President and Fund Controller, A I M
Vice President and                         Advisors, Inc.; and Assistant Vice President
Treasurer                                  and Assistant Treasurer, Fund Management
                                           Company.

                                   APPENDIX M

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the trust, the following table sets forth certain information regarding the ownership of the shares of beneficial interest of each of the funds by the trustees and executive officers of the trust. No information is given as to a fund or a class if a trustee or officer held no shares of any or all classes of such fund as of February 18, 2000.

                                                                              SHARES
                                                                              OWNED
                                                                           BENEFICIALLY
                                                                              AS OF
NAME OF                                                                    FEBRUARY 18,         PERCENT
TRUSTEE/OFFICER                        FUND (CLASS)                            2000             OF CLASS
---------------      -------------------------------------------------  ------------------   --------------
Charles T.                                                                    15,285.507           *
 Bauer............   AIM Balanced Fund (Class A)
                     AIM High Yield Fund (Class A)                         413,499.690(1)          *
                     AIM Money Market Fund (AIM Cash Reserve Shares)       3,405,370.960           *
                     AIM Municipal Bond Fund (Class A)                        28,460.276           *
                     AIM Value Fund (Class A)                                  7,804.958           *
Bruce L.                                                                         145.963           *
 Crockett.........   AIM High Yield Fund (Class A)
                     AIM Select Growth Fund (Class A)                             77.083           *
                     AIM Value Fund (Class A)                                     40.377           *
Owen Daly II......   AIM Balanced Fund (Class A)                               5,896.792           *
                     AIM High Yield Fund (Class A)                             1,041.401           *
Edward K.            Owned no shares of any class as of February 18,
 Dunn Jr..........   2000
Jack M. Fields....   AIM Value Fund (Class A)                                  654.216(2)          *
Carl Frischling...   AIM Balanced Fund (Class A)                               5,818.571           *
                     AIM Value Fund (Class A)                                9,593.604(2)          *
Robert H. Graham..   AIM Balanced Fund (Class A)                               4,649.871           *
                     AIM High Yield Fund (Class A)                             9,871.133           *
                     AIM Money Market Fund (AIM Cash Reserve Shares)       1,658,873.620           *
                     AIM Municipal Bond Fund (Class A)                         8,143.032           *
                     AIM Value Fund (Class A)                                  8,632.460           *
Prema Mathai-
 Davis............   AIM High Yield Fund (Class A)                           2,603.263(2)          *
                     AIM Value Fund (Class A)                                  363.465(2)
Lewis F.                                                                         876.118           *
 Pennock..........   AIM Balanced Fund (Class A)
                     AIM High Yield Fund (Class A)                             1,250.786           *
                     AIM Money Market Fund (AIM Cash Reserve Shares)             886.580           *
Louis S. Sklar....   Owned no shares of any class as of February 18,
                     2000

                                                                              SHARES
                                                                              OWNED
                                                                           BENEFICIALLY
                                                                              AS OF
NAME OF                                                                    FEBRUARY 18,         PERCENT
TRUSTEE/OFFICER                        FUND (CLASS)                            2000             OF CLASS
---------------      -------------------------------------------------  ------------------   --------------
All Trustees and
 Executive
 Officers as a
 Group............   AIM Balanced Fund (Class A)                                38,747.756         *
                     AIM Global Utilities Fund (Class A)                         425.172           *
                     AIM High Yield Fund (Class A)                           441,439.000           *
                     AIM Money Market Fund (AIM Cash Reserve Shares)      10,933,988.140         1.03%
                     AIM Municipal Bond Fund (Class A)                     2,030,828.909         5.51%
                     AIM Select Growth Fund (Class A)                             77.083           *
                     AIM Value Fund (Class A)                                 32,547.439           *

* Less than 1% of the outstanding shares of the class.

(1) Includes shares held in a foundation for which Mr. Bauer has shared voting and investment power.

(2) Certain of these shares may be attributed to shares credited to the applicable trustee under the trustees' Deferred Compensation Agreements.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of shares of each fund as of February 18, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY      BENEFICIALLY
------------------------  ------------------------  --------------   -------   -------------   ----------------
AIM Balanced Fund
 Class A................  Merrill Lynch Pierce       6,112,371.059    10.96%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          American Express Trust     5,049,324.131     9.05%             -0-*         -0-*
                          Co.
                          FBO American Express
                          Trust
                          Retirement Service Plans
                          1200 Northstar
                          West P.O. Box 534
                          Minneapolis, MN
                          55440-0534
 Class B................  Merrill Lynch Pierce       3,982,347.950    10.83%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce       1,738,685.153    25.55%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY      BENEFICIALLY
------------------------  ------------------------  --------------   -------   -------------   ----------------
AIM Global Utilities
 Fund
 Class B................  Merrill Lynch Pierce         466,159.597     8.30%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce          18,273.989     5.47%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
AIM High Yield Fund
 Class A................  Merrill Lynch Pierce       9,480,838.164     5.85%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class B................  Merrill Lynch Pierce      25,505,702.140    13.69%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce       2,839,138.311    17.65%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          Banc One Securities Corp   1,688,153.255    10.50%             -0-*         -0-*
                          FBO
                          The One Investment
                          Solution
                          733 Greencrest Drive
                          Westerville, OH
                          43081-0000

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY      BENEFICIALLY
------------------------  ------------------------  --------------   -------   -------------   ----------------
AIM Income Fund
 Class B................  Merrill Lynch Pierce       2,692,901.188     8.74%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce         478,619.982    13.10%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
AIM Intermediate
 Government Fund
 Class A................  Merrill Lynch Pierce       1,918,025.480     7.81%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class B................  Merrill Lynch Pierce       4,764,388.426    20.70%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce         887,787.603    21.90%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY      BENEFICIALLY
------------------------  ------------------------  --------------   -------   -------------   ----------------
AIM Money Market
 Fund
 AIM Cash Reserve         AIM Management Group       54,739,416.61     5.17%             -0-*         -0-*
   Shares...............  Inc. and Subsidiaries
                          11 Greenway Plaza
                          Suite 1919
                          Houston, TX 77046
AIM Municipal Bond Fund
 Class A................  Gary T. Crum                         -0-      -0-    1,944,225.601(1)      5.27%
                          11 Greenway Plaza
                          Suite 1919
                          Houston, TX 77046
 Class B................  Merrill Lynch Pierce       1,048,949.194    11.74%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce         267,708.120    22.89%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
                          Chernow Associates LLC       114,925.668     9.82%             -0-*         -0-*
                          4 Fox Run Ln.
                          Westport, CT 06880
                          Reagan Family Partners        71,599.045     6.12%             -0-*         -0-*
                          Robert L. Reagan Gen.
                          Partner
                          Dalene C. Reagan Gen.
                          Partner
                          125 Crestline Drive
                          Kerrville, TX 78028

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                              NAME AND ADDRESS       SHARES OWNED      OF          OWNED            OWNED
FUND (CLASS)                  OF RECORD OWNER         OF RECORD      RECORD    BENEFICIALLY      BENEFICIALLY
------------------------  ------------------------  --------------   -------   -------------   ----------------
AIM Select Growth Fund
 Class B................  Merrill Lynch Pierce       3,786,348.779    15.70%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce         179,428.188    14.72%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
AIM Value Fund
 Class A................  Merrill Lynch Pierce      29,541,693.359    11.25%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class B................  Merrill Lynch Pierce      44,452,328.797    14.40%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246
 Class C................  Merrill Lynch Pierce       5,892,794.833    27.05%             -0-*         -0-*
                          Fenner & Smith
                          FBO The Sole Benefit of
                          Customers
                          Attn: Fund
                          Administration
                          4800 Deer Lake Dr. East
                          2nd Floor
                          Jacksonville, FL 32246

 * The trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

(1) Includes shares held in a trust for which Mr. Crum serves as trustee and for which he has sole voting and investment power.